2002 Annual Report

THE ROYCE FUNDS Value Investing In Small Companies For More Than 25 Years ROYCE VALUE TRUST ROYCE MICRO-CAP TRUST ROYCE FOCUS TRUST

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•

In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•

A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•

Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust and Royce Micro-Cap Trust have adopted a quarterly distribution policy for their common stock.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 11.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

	NAV AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2002
	FUND	4TH QUARTER 2002*	JUL-DEC 2002*	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	INCEPTION DATE

	Royce Value Trust	8.17%	-15.63%	-15.61%	4.27%	5.52%	10.81%	11/26/86
	Royce Micro-Cap Trust	8.10	-18.44	-13.80	5.66	4.99	10.39	12/14/93
	Royce Focus Trust	8.70	-12.86	-12.50	5.21	3.37	6.64	11/1/96	**
	Russell 2000	6.16	-16.56	-20.48	-7.54	-1.36

	Royce Value Trust’s 10-year NAV average annual total return for the period ended 12/31/02 was 10.59%.
*	Not annualized.
**	Date Royce & Associates, LLC assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS

Charles M. Royce, President

Bear markets change things. While this may sound painfully obvious, it’s worth examining how a sustained period of poor stock market performance can affect the portfolio activities here at The Royce Funds. We do not alter anything about our approach. However, we do find that the kinds of stocks we would often not think about owning can become more attractive to some of our portfolio managers during down markets, a development that has been especially true in the severe bear market of the last three years. From our perspective, this is the upside to bear markets: They create potential opportunities for future growth. Buying such companies is seed work for what we hope will grow into a profitable harvest.
(continued on page 4)

Surviving a Bear Market

UNFINISHED BUSINESS

B y any measure, 2002 was a memorable year. Unfortunately, most of the things that we are likely to associate with it are the same things that many of us would just as soon forget. The prospect of war, the ongoing threat of terrorism, scandals in the boardroom and at the altar, an uncertain economy and, of course, a staggering stock market, all made 2002 both unforgettable and unpleasant. Just as remarkable is the unsettled nature of it all. While it would have been asking a lot for any of these events to resolve themselves tidily before the end of December, the past year seemed to hold more than its share of unfinished business. Certainly neither the economy nor the stock market has yet established a definitive direction. As a result, we seem to have entered what might best be described as an age of anxiety in contrast to the era of unbridled optimism that marked the late ’90s. After all, 2001 was also a year characterized by general apprehension (exacerbated by the attacks of September 11), economic queasiness and a poor-performing stock market. In any case, the current period is one that cannot end quickly enough for most investors, who at this time last year were already tired of trying to survive the bear market that began in March 2000.

2 | THE ROYCE FUNDS ANNUAL REPORT 2002

     2002 offered little to lift their spirits. Scattered signs of life in the first quarter were snuffed out by second-quarter losses. Following an all-too-brief late summer rally, stock prices bottomed out yet again in mid-October. Frankly, we thought that by the end of July, the stage was set for the market to begin to recover. At that time, the bear market was already more than two years old and the decline in value for equities was already significant. Trillions of dollars had been lost. In addition, there seemed to be widespread, final acceptance that the stock market was facing the wrenching aftermath of a speculative bubble in the wake of the Internet stock boom. Yet prices continued to fall and the upswing that began in August amounted to very little gain for the market as a whole. Most disappointing of all for value investors like ourselves was the gradual absorption of value stocks into the general downward trend. Perhaps, as noted stock trader Martha Stewart might say, “it’s a good thing” that value lasted as long as it did, but from our perspective, negative returns are never good, even if they are sooner or later inevitable.
     The market did recover a bit from the October 9th low through mid-December, although the last two weeks of the year saw more selling, which dampened the effect of a promising fourth-quarter rally. What factors drove the market’s brief pops and deep crashes? To the general sense of unease, economic and otherwise, we can add the hoped-for increases in capital spending that stubbornly refused to materialize, the ongoing cloudy earnings picture and the weakening dollar that shook some nervous investors right out of the market. What will it take for discouraged investors to return to stocks? That remains an open question. The unfinished business from 2002 makes trying to figure out what might happen next especially challenging. However, we maintain that there are more positive signals than negative ones for the stock market, and that the worst is behind us.

The unfinished business from 2002 makes trying to figure out what might happen next especially challenging. However, we still maintain that there are more positive signals than negative ones for the stock market, and that the worst is behind us.

THE MARKET WITHOUT QUALITIES

     Still, investors’ frustrations are readily understood. For the first time in 60 years, stock market returns for the S&P 500 declined for a third consecutive year. The loss from March 2000 through the end of 2002 was the worst since the watershed bear market of 1973–4. Although the small-cap Russell 2000 managed to avoid joining the S&P 500 and Nasdaq in the three-straight-years-with-negative-returns club, it too posted negative average annual total returns for the one-, three- and five-year periods ended 12/31/02 (though it has outperformed the latter two indices in each of these three periods). 2002 also marked the third consecutive year in which the small-cap index bested its larger siblings.
     Yet while small-caps continued to enjoy the performance advantage that they grabbed when the current bear market first arrived, this advantage offered scant consolation, as 2002 saw them succumb to the same double-digit negative return disease that afflicted larger-cap indices. The

THE ROYCE FUNDS ANNUAL REPORT 2002 | 3

In an absolute sense, there is no such thing as a value stock or a growth stock. As stock prices decline, the valuation picture can change radically. What were once considered “growth” companies often begin to trade at prices that fall below our estimate of their intrinsic worth. These companies might be excluded from a traditional value investor’s radar screen. Technology and biotech stocks provide two good current examples. Where another value investor sees companies in industries that may be too risky, we see companies whose potential growth — both as stocks and businesses — and attractive stock price make the risks worthwhile.

For example, two years ago Whitney George began to purchase Emisphere Technologies, a biotech company whose price at the end of 2002 was approximately $3.50 per share. The company has more than $2 per share in cash. He believes that its high cash stake adds some near-term “margin of safety,” which is critically important when investing in more volatile industries whose companies normally don’t meet the metrics
(continued on page 6)

LETTER TO OUR STOCKHOLDERS

Russell 2000 was down 20.5% versus declines of 22.1% for the S&P 500 and 31.5% for the Nasdaq Composite. In a year that held very little positive news for equities, both the Russell 2000 and S&P 500 declined in eight out of 12 months, and the Nasdaq in nine.
    From a small-cap perspective, the fact that the asset class has thus far been a bear-market leader is noteworthy, if also somewhat logical in light of large-cap’s domination during the latter part of the ’90s when high-octane returns were the norm for large-caps and many Technology issues.One additional factor in small-cap’s favor may have been the extra attention being paid to accounting issues in the current climate. Small-cap companies generally have single-line businesses with more transparent accounting that may have been more attractive — or at least less objectionable — to scrutiny-prone investors. Obviously this could not spare many small-cap stocks from some exposure to the bear’s claws, but we think that it offered small-caps some help in the down market and also may be a boon when the environment for equities improves.

VALUE DE MILO

    In a bear market, especially one as severe and long-lasting as this one, the expectation is that value should preserve capital more effectively than growth, and in that respect 2002 did not disappoint. Within small-cap, the Russell 2000 Value index was ahead of the Russell 2000 Growth index in three out of four quarters and for the full year, in which it lost 11.4% versus a loss of 30.3% for small-cap growth. More impressive was the advantage that the small-cap value index held over growth from the small-cap market peak on 3/9/00 through 12/31/02, up 18.6% versus growth’s decline of 62.4%. In addition, the Russell 2000 Value index outpaced its growth counterpart from the 2002 small-cap market peak in April through the end of the year, -22.8% versus -30.0%. Also notable is small-cap value’s performance in the short period from the small-cap trough on 10/9/02 through 12/31/02. In a period in which it might be thought that the style would lag considerably, small-cap value has so far held its own, with a 16.3% return versus 19.0% for small-cap growth.
    These market cycle relative return comparisons are important because we think that they demonstrate the all-weather qualities of value investing. While 2002 was a dismal year by nearly every measure, small-cap value managed not to capitulate to the lengthy bear market until this year’s second quarter. It then generally suffered the same slings and arrows of outrageous fortune that most other equities did, but by losing less and having previously gained while growth and many large-caps were limping, its longer-term returns look relatively strong. We think it’s important to mention that better bear market performance can play a critical role in building solid absolute long-term returns.

ROYCE REQUIEM

    It was a year of negative returns for The Royce Funds featured in this report. While our value approach helped the funds to avoid some of the sharper swoons of the market taken as a whole, the year was nonetheless a disappointment for us. Each Fund outperformed the

4 | THE ROYCE FUNDS ANNUAL REPORT 2002

Russell 2000 in 2002, as well as from the small-cap market peak on 3/9/00 through 12/31/02. In addition, each Fund then in existence beat the Russell 2000 for the three-, five-, 10-year and respective since inception periods ended 12/31/02. But this is bittersweet news to us. Although we always seek to beat the Russell 2000, relative performance is not the yardstick by which we ultimately wish to be measured. What counts most for us as a firm is strong absolute performance, and 2002 was for the most part absolutely miserable. Any year in which we generally fail to produce positive returns is a bad one.

     We still believe that many of the companies that we purchased throughout the year are quality businesses, even many of those that suffered precipitous drops through July and subsequent declines in the autumn downturn. In fact, we sometimes bought more shares in the face of the fall plunge. While our confidence in most of these firms is undimmed and our patience remains strong, admittedly the bear has hung around longer than we would have thought. Then again, we are the same people who insisted that large-cap returns couldn’t go much higher back in 1998, so our market timing skills remain perfectly intact and perfectly wrong.

While our value approach helped the Funds to avoid some of the sharper swoons of the market taken as a whole, the year was nonetheless a disappointment for us in general. Each Fund outperformed the Russell 2000 in 2002, as well as from the small-cap market peak on 3/9/00 through 12/31/02. However, what counts most for us as a firm is strong absolute performance, and 2002 was for the most part absolutely miserable.

          Fortunately, our approach does not rest on the idea that we can pick market tops or bottoms. Our value approach takes us to places that the market has abandoned. There are always companies in distressed industries that we feel have been unduly punished, and that’s where we most often sought values in 2002. We believe that we can find excellent bargains in companies whose prices have hit hard times because businesses are often poorly understood and because the market’s reaction to what may be temporary adversity often goes to extremes. As we are feeling modestly bullish about the stock market, we are hopeful that all of our portfolios can rebound from 2002’s tough times in the coming year.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 5

	LETTER TO OUR STOCKHOLDERS

of value investors. In addition, the company’s attractive niche business in genetic technology and its capable, intelligent management should enable it, in his opinion, to become a profitable leader in its field over the long term. He believes that the firm’s stock price will recover either when the market for its products and services improves or when the stock market rebounds. Although its stock price has declined since we first began to buy it, he is content to hold it. In fact, he bought more in the October downturn, and the company is now represented in several Royce-managed portfolios.

Chuck Royce, always on the lookout for conservatively capitalized Technology firms, found Technitrol, a manufacturer of electronic components, electrical contacts and assemblies for computers back in 1999. He was initially attracted to the company’s superb record of high returns, steady earnings growth and attractive debt-to-equity ratio. After meeting with its management, he believed that the company was well-run and
(continued on page 8)

AN UNFINISHED MARKET ...

    An intrepid investor may well ask what informs our sense that equity returns will improve. As always, we appeal to the past to get a sense of what the future might hold. We looked at monthly trailing three-year average annual total return periods of 5% or less for the Russell 2000. We then examined each five-year period that followed. We should point out that three-year periods with average annual total returns of 5% or less have not been the historical norm for the Russell 2000. From the inception of the index on 12/31/78 through 12/31/97 (all of the periods with subsequent five-year returns), there have been 190 monthly trailing three-year return periods, but in only 14 of these periods did the Russell 2000 provide an average annual total return of less than 5%. In the subsequent five-year periods, average annual total returns for the Russell 2000 were 10% or higher in all but one instance (see the table below). In six out of the 14 periods, subsequent five-year average annual total return periods were higher than 15%.

	RUSSELL 2000 LOW RETURN PERIODS Three-Year and Subsequent Five-Year Annualized Results
	THREE-YEAR PERIOD ENDED	RUSSELL 2000 3-YEAR RETURN	RUSSELL 2000 SUBSEQUENT 5-YEAR RETURN	RUSSELL 2000 VALUE SUBSEQUENT 5-YEAR RETURN

	3/31/89	4.3%	11.7%	12.7%

	6/30/89	4.8	9.5	11.0

	1/31/90	2.7	12.0	13.3

	2/28/90	1.0	12.2	13.6

	3/31/90	1.4	11.7	13.0

	4/30/90	1.2	12.9	14.5

	5/31/90	3.7	11.8	13.8

	6/30/90	2.9	12.9	14.6

	7/31/90	0.3	15.2	16.5

	8/31/90	-5.3	19.0	20.2

	9/30/90	-7.6	21.7	22.7

	10/31/90	2.2	22.1	23.4

	8/31/92	4.1	19.4	21.1

	9/30/92	4.8	20.5	22.2

     When investment style is taken into account, the results were even better for small-cap value investors. In each of the subsequent five-year periods shown in the table, the Russell 2000 Value index posted an average annual total return of 10% or higher, and the index’s average annual total return was 20% or higher in five out of the 14 periods. In addition, the value index outperformed the Russell 2000 Growth index in each of the 14 subsequent five-year periods. So while the last three years have been rough on investors, better times may lie ahead if history is inclined to repeat itself for small-cap investors.

6 | THE ROYCE FUNDS ANNUAL REPORT 2002

Trying to Clear the Market’s Hurdles

...  BUT THE STYLE REMAINS THE SAME

         In our view, the importance of the data discussed previously lies less in its predictive acumen than in the convincing way it reinforces the idea that markets are cyclical. The ’90s were dominated by large-cap stocks while the current decade has thus far been led by smaller companies. We think that this leadership can continue through the more bullish phase that we may just now be entering. It’s worth noting that small-cap leadership has occurred in a bear market. The idea persists that small-caps are more vulnerable to market downturns, but in the current down market period they have held up much better than bigger companies. In the current uncertain slow-growth economy, our belief is that small-caps, being generally leaner and meaner, will prove more adaptable and better able to handle financial adversity than their larger counterparts. Another reason rests on our belief that simpler, single-line businesses with more transparent accounting are probably going to remain more attractive to investors for at least a few more years. We see this as a potential benefit to small-cap stocks.

         Ultimately, however, regardless of the advantages that may or may not accrue to small-cap stocks in the next few years, we will do what we always have — continue to look for what we

THE ROYCE FUNDS ANNUAL REPORT 2002 | 7

highly disciplined. Recent scale backs in technology spending and a correspondingly sluggish market for computers have hurt both the earnings and stock price. His belief in the business’s long-term prospects still strong, Chuck nearly doubled his position in one closed-end portfolio in 2002. Aside from its recent earnings difficulties, he thinks that its financial characteristics remain sterling. However, because it resides in the more volatile Technology sector, many value investors would not give the stock a second look.

Bear markets can make for seemingly strange bedfellows. While our approach has not changed, it may lead to the inclusion of certain types of companies not usually thought of as fare for value investors. Yet our process for identifying and investing in companies remains the same. The bear market has meant that the investment opportunities have shifted in some cases. Our approach remains centered on finding what we think are terrific companies at low prices. To our way of thinking, that continues to be what value investing is all about.

LETTER TO OUR SHAREHOLDERS

think are terrific companies trading at low prices relative to our estimate of the company’s value as a business. For more than 25 years, whether times were good, bad or indifferent for equities, we have used the same approach. After all, our orientation was born in the teeth of the bear market of 1973-4. Difficult market periods sealed the lesson that capital preservation and risk management were as critical as capital growth, and that the three were significantly interrelated. The importance of absolute returns is absolute. If trying to manage the hurdles of the past year’s wildly volatile and downward sloping market offered us an un-requested refresher course, so be it. Some lessons can never be re-learned enough.

Difficult market periods sealed the lesson that capital preservation and risk management were as critical as capital growth, and that the three were significantly interrelated.
We appreciate your continued support.

Sincerely,

	Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2003

P.S. In keeping with 2002’s unfinished nature, three of our section headings in this letter refer to famous unfinished works. We slightly altered the title of Robert Musil’s novel The Man Without Qualities. The limb-less sculpture of Venus became “Value de Milo,” and Mozart’s Requiem lent its name to the section in which we discuss The Royce Funds’ performance.

8 | THE ROYCE FUNDS ANNUAL REPORT 2001

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to a more historically typical performance pattern in that value has provided a significant advantage during the downturn (3/9/00 – 10/9/02) and through December 31, 2002.

	PEAK-TO-PEAK	PEAK-TO-TROUGH	TROUGH-TO-CURRENT	PEAK-TO-CURRENT
	4/21/98 – 3/9/00	3/9/00 – 10/9/02	10/9/02 – 12/31/02	3/9/00 – 12/31/02
Russell 2000	26.3%	-44.1%	17.6%	-34.3%

Russell 2000 Value	-12.7	2.0	16.3	18.6

Russell 2000 Growth	64.8	-68.4	19.0	-62.4

NAV CUMULATIVE
TOTAL RETURN

Royce Value Trust	10.0	-12.2	19.0	4.5

Royce Micro-Cap Trust	10.6	-13.6	19.2	2.4

Royce Focus Trust	-10.7	-4.9	20.2	14.3

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000 in this period.

TROUGH-TO-CURRENT: Through December 31, 2002, value kept pace with growth during the rally from the October low. All Royce Funds posted total returns of 19% or more during this period, outperforming the Russell 2000.

PEAK-TO-CURRENT: Through December 31, 2002, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000 (-34.3%) and all have provided positive performance.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 9

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE*	SHARES	NAV VALUE**	MARKET VALUE**

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494

12/31/02		$16,322		5,202	$68,770	$68,927

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180

12/31/02		$8,900		2,268	$21,297	$19,142

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19

12/31/02		$4,375		1,251	$7,844	$6,956

*	Beginning with 1997 (RVT) and 2002 (OTCM) distribution, the purchase price on distributions is an average of the Fund’s full year distribution reinvestment cost.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
10 | THE ROYCE FUNDS ANNUAL REPORT 2002

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY SHOULD I REINVEST MY DISTRIBUTIONS?

       By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

       The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

       If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

       If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

       The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2003.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

       EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificatedform in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?

       You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 11

ROYCE VALUE TRUST

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02	Chuck Royce	MANAGER’S DISCUSSION
The bad news outweighed the good news for Royce Value Trust (RVT) in 2002. On both a market price and net asset value (NAV) basis, the Fund was up 8.2% in the fourth-quarter rally, outperforming each of its small-cap benchmarks, the Russell 2000 and the S&P 600.

Fourth Quarter 2002*			8.17%
July-December 2002*			-15.63
1-Year			-15.61

For the full year, RVT beat the Russell 2000 on a market price and NAV basis, but trailed the S&P 600 on an NAV basis. The Fund was down 15.6% on an NAV basis and down 6.9% on a market price basis, versus a loss of 20.5% for the Russell 2000 and a loss of 14.7% for the S&P 600. In addition, RVT outperformed both of its benchmarks from the small-cap market peak on 3/9/00 through 12/31/02. The Fund was up 4.5% on an NAV basis and 27.3% on a market price basis for this period, compared to a loss of 34.3% for the Russell 2000 and a loss of 10.0% for the S&P 600. RVT also was ahead of its benchmarks for the three-, five-, 10-, 15-year and since inception (11/26/86) periods. The Fund’s average annual NAV total return since inception was 10.8%.
     The Fund’s long-term performance advantages notwithstanding, a year of negative returns is always a disappointment. While the Fund acquitted itself well in the first half, the difficult third quarter saw many value stocks finally succumb to the bear in the 2002 downturn that actually began in May. The rally that arrived late in the year offered too little too late in terms of RVT’s calendar-year performance. Holdings in the Technology sector (the Fund’s largest), felt the brunt of the bad market. We typically invest in “chicken” technology, volume-based businesses that are not reliant on the latest innovations in products and services, but that often see the benefit of such advances. Unfortunately, business has been difficult throughout the large and diverse Technology area, and the relative financial conservatism of our holdings could not shield them from the adverse effects of a third consecutive year of little to no technology spending on the part of businesses.
     In many cases, we took advantage of falling prices to increase existing positions. We built our position in Mentor Graphics after first buying shares in March. The company is engaged in electronic design automation (EDA) that provides software and hardware design tools that enable companies to send electronic products to market faster and more cost-effectively. We like its niche business and think that its long-term prospects are strong. Several information technology businesses remain highly attractive to us, including BearingPoint (formerly KPMG Consulting), a business consulting and systems integration company that we think will benefit from an industry recovery. We added to our stake in this company throughout 2002. Lattice Semiconductor has what we regard as terrific management and strong financial characteristics. The firm manufactures semiconductors known as programmable logic devices (PLDs), a business that we found more attractive than did customers and investors in 2002, as revenues fell along with its share price. We are confident that the company’s business and stock price can bounce back when its industry picks up.
     Holdings in the Health, Industrial Products and Financial Services sectors also suffered losses in 2002. Our strategy with these sectors was similar to Technology in that we sold some stocks in which we had lost confidence, but generally held on to or added to positions that lost money. We think that the Fund is well-positioned for the ongoing high volatility in the stock market.

3-Year			4.27
5-Year			5.52
10-Year			10.59
Since Inception (11/26/96)			10.81
* Not annualized.
RISK/RETURN COMPARISON 3-Year Period ended 12/31/02
Royce Value Trust (NAV) S&P 600 Russell 2000	Average Annual Total Return 4.3% 0.6% -7.5%	Standard Deviation 21.6 22.5 23.6	Return Efficiency* 0.20 0.03 -0.32

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year 2002 2001 2000 1999 1998 1997 1996 1995	RVT -15.6% 15.2 16.6 11.7 3.3 27.5 15.5 21.1	Year 1994 1993 1992 1991 1990 1989 1988 1987	RVT 0.1 17.3 19.3 38.4 -13.8 18.3 22.7 -7.7
12 | THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Thor Industries — Like the little engine that could, this leading manufacturer of recreation vehicles and small- to mid-sized busses kept right on going through another profitable year. In June, we sold our shares in RVT’s portfolio as its price climbed.

				Median Market Capitalization	$541 million

	Thor Industries	$4,382,110		Weighted Average P/B Ratio	1.4x

	AngloGold ADR	3,696,221		Weighted Average Yield	0.8%

	Hilb, Rogal & Hamilton	2,529,135		Fund Net Assets	$721 million

	Ticketmaster Cl. B	2,506,545		Turnover Rate	35%

	Marvel Enterprises	2,174,854		Net Leverage†	21%

				Symbol – Market Price	RVT

AngloGold — Rising commodity prices helped this international mining company to enjoy a golden year in 2002. Its steadily rising price led us to reduce our position between May and November, though we still find much to like about this company.

				– NAV	XRVTX

			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss

Avnet — Its status as an industry leader and what we judged to be a sterling balance sheet initially drew us to this electronics distributor. We feel that both have been compromised, as the company began to make expensive acquisitions at the top of its business cycle, and its business has suffered in the current recession. However, we think that the firm may ultimately be able to turn things around, so we are holding on.

				TOP 10 POSITIONS % of Net Assets
				ProAssurance	1.3%
	Avnet	$4,185,795
	Plexus	3,646,019		White Mountains Insurance Group	1.1

	Emisphere Technologies	3,487,270		Arrow International	1.0

	Mentor Graphics	3,362,934		Farmer Bros.	0.9

	Allegiance Telecom	3,315,755		Ash Grove Cement Company Cl. B	0.9

				Simpson Manufacturing	0.9

Plexus — This firm helps to bring products to market in the computer, medical, industrial, networking, telecommunications and transportation electronics industries. Its business and share price were in retreat in 2002, so we built our position throughout the year.

				Florida Rock Industries	0.8

				Allied Waste Industries	0.8

				Lincoln Electric Holdings	0.8

				Ritchie Bros. Auctioneers	0.7

				PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Technology	18.5%

				Industrial Products	14.0

				Industrial Services	12.8

				Financial Intermediaries	10.0

				Health	8.2

				Consumer Products	7.4

				Natural Resources	6.4

The regular reinvestment of distributions makes a difference!				Financial Services	6.3
[1]	Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and did not participate in rights offerings.
				Consumer Services	5.4

[2]	Reflects the actual market price of one share as it has traded on the NYSE.			Miscellaneous	4.9

				Bonds & Preferred Stocks	0.3

				Treasuries, Cash & Cash Equivalents	5.8

				CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/02 at NAV or Liquidation Value
				42.4 million shares of Common Stock	$561 million

				7.80% Cumulative Preferred Stock	$60 million

				7.30% Tax-Advantaged Cumulative Preferred Stock	$100 million
THE ROYCE FUNDS ANNUAL REPORT 2002 | 13

ROYCE MICRO-CAP TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02	Chuck Royce	MANAGER’S DISCUSSION
Perhaps due to their small size, it took a while for the bear market to catch up to many of the holdings in Royce Micro-Cap Trust’s (OTCM) portfolio, though when it did, it was unsparing. While the Fund was ahead of its small-cap benchmark, the Russell 2000 (+6.2%), in the fourth-quarter rally on both a net asset value (NAV) and market

Fourth Quarter 2002*			8.10%
July-December 2002*			-18.44
1-Year			-13.80

price basis (+8.1% and +6.8%, respectively), the upturn was not enough to overcome a disappointing calendar-year performance. In 2002, OTCM was down 13.8% on an NAV basis and down 12.7% on a market price basis, in each case ahead of the Russell 2000’s loss of 20.5%. The Fund also stayed ahead of the benchmark from the small-cap market peak on 3/9/00 through 12/31/02, up 2.4% on an NAV basis versus a decline of 34.3% for the Russell 2000. In addition, OTCM outperformed the Russell 2000 on both an NAV and market price basis for the three-year, five-year and since inception (12/14/93) periods ended 12/31/02. The Fund’s average annual NAV total return since inception was 10.4%.
    Tough times for the Fund actually began in May, when the prices of many portfolio holdings began to slide. Matters only grew worse as summer turned to fall, and stock prices throughout the market made like leaves from the trees. Micro-cap stocks are generally viewed as among the most volatile of all equities, yet the asset class has held up remarkably well through the long bear market that began in March 2000, only beginning to feel the bite this past spring. This was particularly true of many of the Fund’s holdings, even in relatively more volatile areas such as Technology and Health. So while 2002 was not a good year from the standpoint of absolute performance, we have been pleased with the resiliency of many holdings through the overall stock market’s difficulties.
    In most cases, free-falling prices led us to additional purchases, especially from July through October, when the bear did most of its damage. Thus, we actually increased our exposure to Technology, the Fund’s largest and poorest-performing sector. Our expectation is that corporate spending on technological products and services is not likely to remain stagnant or in decline for a fourth consecutive year. In addition, many businesses fell to prices that, based on our evaluations of their private worth, were very attractive. We built our position in management and technology consultant DiamondCluster International as its price began to plummet in May because we like its core business. A similar level of confidence applies to REMEC, a firm that manufactures high frequency subsystems used for various wireless communications networks. We did not feel as assured about the long-term prospects for Internet gaming software maker CryptoLogic. In October, eBay acquired Internet payment processor, PayPal, the firm that enabled payment for much of CryptoLogic’s products. The online auction house had previously announced that it would no longer allow consumers to use PayPal for online gambling, which we felt would potentially crimp the market for CryptoLogic, so we cashed out of our position in August. We think that holdings in the Health sector, which also posted substantial net losses in the portfolio, have excellent turnaround potential when industries such as biotechnology eventually recover. In fact, we believe that many positions in the Fund’s widely diversified portfolio of micro-cap stocks currently stand in good stead for the ongoing volatile stock market.

3-Year			5.66
5-Year			4.99
Since Inception (12/14/93)			10.39

* Not annualized.
RISK/RETURN COMPARISON 3-Year Period ended 12/31/02
Royce Value Trust (NAV) Russell 2000	Average Annual Total Return 5.7% -7.5%	Standard Deviation 23.5 23.6	Return Efficiency* 0.24 -0.32

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year 2002 2001 2000 1999 1998 1997 1996 1995 1994			OTCM -13.8% 23.4 10.9 12.7 -4.1 27.1 16.6 22.9 5.0
14 | THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

Strategic Distribution — Cost-cutting was in vogue for many companies in 2002, which helped push the price of this maintenance, repair and operating (MRO) supply services provider higher and higher. We trimmed our position between June and November, but still hold a good-sized stake in this well-managed company.

				Median Market Capitalization	$194 million

	Strategic Distribution	$1,592,121		Weighted Average P/B Ratio	1.2x

	Ducommun	1,100,713		Weighted Average Yield	0.4%

	Thor Industries	1,070,909		Fund Net Assets	$208 million

	Syntel	1,030,381		Turnover Rate	39%

	Sapient Corporation	993,787		Net Leverage†	18%

				Symbol – Market Price	OTCM

Ducommun — Although its price fell off from its early summer highs, some timely selling allowed us to hang on to net gains in this military aircraft manufacturer. Its business has slowed down, but our high regard for management has us holding on to a large position.

				– NAV	XOTCX

			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss

Answerthink — Our once-high confidence suffered a decline as precipitous as the stock price of this internet media services consultant. Ongoing losses, a very difficult industry environment and a management shuffle all contributed to our decision to sell our shares in the Fund’s portfolio in September.

				TOP 10 POSITIONS % of Net Assets
	Answerthink	$1,333,277		Delta Apparel	1.3%

	Ascent Media Group Cl. A	1,119,676		Seneca Foods	1.2

	CryptoLogic	1,080,360		800 JR Cigar	1.2

	Lexicon Genetics	990,521		Sapient Corporation	1.1

	New Horizons Worldwide	963,275		Young Innovations	1.1

				Matthews International Cl. A	1.0

Ascent Media Group Cl. A — Formerly Liberty Livewire, our opinion of this interactive Internet audio and video company changed just before its name did in November, although not for that reason. We simply grew frustrated enough by its descending share price to sell our position in October.

				ProAssurance	1.0

				NYMAGIC	1.0

				Ocular Sciences	1.0

				Syntel	0.9

				PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Technology	22.3%

				Industrial Products	13.4

				Industrial Services	12.7

				Health	10.3

				Consumer Products	9.6

				Natural Resources	8.3

				Financial Intermediaries	6.4

The regular reinvestment of distributions makes a difference!				Consumer Services	4.1
[1]

Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO) and then reinvested distributions as indicated, and did not participate in the 1994 rights offering.

				Financial Services	2.7

[2]	Reflects the actual market price of one share as it has traded on the Nasdaq.			Diversified Investment Companies	0.3

				Miscellaneous	4.9

				Preferred Stocks	0.5

				Treasuries, Cash & Cash Equivalents	4.5

				CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/02 at NAV or Liquidation Value
				17.8 million shares of Common Stock	$168 million

				7.75% Cumulative Preferred Stock	$40 million
THE ROYCE FUNDS ANNUAL REPORT 2002 | 15
ROYCE FOCUS TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/02	Whitney George	MANAGER’S DISCUSSION
In 2002, the focus was on purchasing what we thought were attractively priced companies in Royce Focus Trust’s (FUND) concentrated portfolio of small- and micro-cap stocks. We would have preferred that we could also focus on these companies’ rising stock prices, but that was not the case. The Fund did well in the fourth-quarter rally, up 8.7% on a net asset value (NAV) basis and up 6.6% on a market price basis versus

Fourth Quarter 2002*			8.70%
July-December 2002*			-12.86
1-Year			-12.50

a 6.2% gain for its benchmark, the Russell 2000, but the upturn was not enough to undo the damage that the bear wrought during the second and third quarters when many portfolio holdings first began to feel its bite. For the calendar year, FUND was down 12.5% on an NAV basis and down 15.1% on a market price basis, both returns ahead of the Russell 2000’s decline of 20.5% for the same period. The longer-term picture was somewhat more encouraging. From the small-cap market peak on 3/9/00 through 12/31/02, the Fund was up 14.3% on an NAV basis versus a loss of 34.3% for the benchmark. In addition, FUND outperformed the Russell 2000 on an NAV and market price basis for the three-year, five-year and since inception of our management (11/1/96) periods ended 12/31/02.
    Holdings in the Technology sector posted the largest net losses for the year. Although we do not anticipate an overwhelmingly tech-dominated stock market in the coming years (like that of the late ’90s), we feel sure that it will remain a vital part of the global economy. In any case, we expect to be able to find what we believe are well-run companies with solid financial characteristics. We built our position in information technology consultant Syntel because we think that its core business is very attractive. While we reduced our position in September, we still like the balance sheet and core business of Somera Communications, a company that de-installs then sells telecommunications equipment in the after market. While its industry continues to struggle, its business has seen modest improvements recently that inspire our confidence.
    Health was another sector hit hard with losses in 2002 that we think has terrific recovery potential. The price of Lexicon Genetics fell through most of 2002, yet we have high hopes for its gene knockout technology, which is designed to discover the physiological functions and medical uses of genes. We also estimate that its approximately $300 million facilities, $100 million in cash and increasing revenues bolster its value. Another healthcare business that we like is contact lens manufacturer Ocular Sciences. The firm recently endured what we see as a minor earnings disappointment, which did little to alter our strong view of the firm’s business.
    New top holding, online brokerage and banking specialist E*TRADE Group, is a company that we think has moved successfully from online stock buying to offering an array of financial services. We like its long-term prospects and were content to keep buying in a poor market for financial stocks. Seismic data acquisition product manufacturer Input/Output has what we believe is strong management and financial characteristics. Its stock price remained underground for much of 2002, so we added to our position throughout the year.
    While we were not happy with the Fund’s showing in 2002, we think that its focused portfolio is well-positioned for the currently volatile stock market.

3-Year			5.21
5-Year			3.37
Since Inception (11/1/96)†			6.64

* Not annualized. † Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
RISK/RETURN COMPARISON 3-Year Period ended 12/31/02
Royce Value Trust (NAV) Russell 2000	Average Annual Total Return 5.2% -7.5%	Standard Deviation 21.9 23.6	Return Efficiency* 0.24 -0.32

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year 2002 2001 2000 1999 1998 1997			FUND -12.5% 10.0 20.9 8.7 -6.8 20.5
16 | THE ROYCE FUNDS ANNUAL REPORT 2002

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED 2002 Net Realized and Unrealized Gain

AngloGold — Rising commodity prices helped this international mining company to enjoy a golden year in 2002. Its steadily rising price led us to sell our position between September and December, though we still find much to like about this company, including its dividend.

Thor Industries — Like the micro-cap engine that could, this leading manufacturer of recreation vehicles and small- to midsized buses kept right on going. We sold our shares

				Median Market Capitalization	$629 million

	AngloGold ADR	$1,486,543		Weighted Average P/B Ratio	1.5x

	Thor Industries	866,779		Weighted Average Yield	0.6%

	Syntel	584,054		Fund Net Assets	$78 million

	Covance	540,542		Turnover Rate	61%

	Goldcorp	525,210		Net Leverage†	8%

in the Fund’s portfolio in June amidst steadily climbing prices.				Symbol – Market Price	FUND
				– NAV	XFUNX

			†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
	GOOD IDEAS AT THE TIME 2002 Net Realized and Unrealized Loss

Gene Logic — This company possesses what we think is a highly valuable and extensive database of healthy and diseased human tissue and other genetic material that allows medical professionals a potentially greater understanding of changing DNA structures. It has been losing money, but remains highly attractive to us because its stock was trading at approximately its cash per share value for much of the latter part of 2002, which means that the market was valuing its unique business at close to zero. We think that it’s potentially worth much more, so we added to our stake.

				TOP 10 POSITIONS % of Net Assets
	Gene Logic	$1,226,391		E*TRADE Group	3.5%

	Perot Systems Cl. A	1,188,164		ProAssurance	3.3

	Lexicon Genetics	1,009,633		Florida Rock Industries	3.1

	E*TRADE Group	937,780		Lincoln Electric Holdings	3.0

	Avnet	926,176		Simpson Manufacturing	3.0

				GoldCorp	2.4

Perot Systems — The stock price of this leading information technology consultant slipped as it tried to shake off industry difficulties and deal with allegations of energy price fixing in California. During the slide, we built our position a bit because we like its management and core business.

				AngloGold ADR	2.4

				Dycom Industries	2.3

				Woodward Governor	2.2

				Tom Brown	2.2

				PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Health	13.2%

				Natural Resources	13.1

				Industrial Products	12.5

				Technology	12.3

				Financial Intermediaries	6.8

				Consumer Products	6.5

				Industrial Services	5.9

				Consumer Services	4.6
[1]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[2]	Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions.			Financial Services	2.3
[3]	Reflects the actual market price of one share as it has traded on the Nasdaq.
				Bonds	2.9

				Treasuries, Cash & Cash Equivalents	19.9

				CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/02 at NAV or Liquidation Value
				9.2 million shares of Common Stock	$58 million

				7.45% Cumulative Preferred Stock	$20 million
THE ROYCE FUNDS ANNUAL REPORT 2002 | 17

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce (63), Director * and President		NAME AND POSITION: David L. Meister (63), Director
Term Expires: 2003	Tenure: Since 1986 (RVT), 1993	Term Expires: 2003	Tenure: Since 1986 (RVT), 1993
	(OTCM), 1996 (FUND)		(OTCM), 1996 (FUND)
No. of Funds Overseen: 17	Non-Royce Directorships: None	No. of Funds Overseen: 17	Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: President and Chief Investment Officer of Royce & Associates, LLC (“Royce”), the Funds’ investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: Mark R. Fetting (48), Director *
Term Expires: 2004	Tenure: Since 2001
No. of Funds Overseen: 17	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION: G. Peter O’Brien (57), Director
		Term Expires: 2003	Tenure: Since 2001
		No. of Funds Overseen: 17	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: Donald R. Dwight (71), Director
Term Expires: 2005	Tenure: Since 1998

NAME AND POSITION: John D. Diederich (51), Vice President and Treasurer
Tenure: Since 1997
Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION: Jack E. Fockler (44), Jr., Vice President
Tenure: Since 1995 (RVT), 1995 (OTCM), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George (44), Vice President
Tenure: Since 1995 (RVT), 1995 (OTCM), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne (40), Vice President and Assistant Secretary
Tenure: Since 1994 (RVT), 1994 (OTCM), 1996 (FUND)
Principal Occupation(s) During Past Five Years: Vice President of Royce (since May 1994), having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen (35), Secretary
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel(Deputy General Counsel prior to 2003), Principal, Chief Compliance Officer and Secretary of Royce and Principal of Credit Suisse First Boston Private Equity (2001-2002).

No. of Funds Overseen: 17	Non-Royce Directorships: Trustee of the registered investment companies constituting the 94 Eaton Vance Funds

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

NAME AND POSITION: Richard M. Galkin (64), Director
Term Expires: 2004	Tenure: Since 1986 (RVT), 1993
(OTCM), 1996 (FUND)
No. of Funds Overseen: 17	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs (63), Director
Term Expires: 2005 (RVT), 2005	Tenure: Since 1986 (RVT), 1993
(OTCM), 2003 (FUND)	(OTCM), 1996 (FUND)
No. of Funds Overseen: 17	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke (68), Director
Term Expires: 2003 (RVT), 2003	Tenure: Since 2001 (RVT), 2001
(OTCM), 2005 (FUND)	(OTCM), 1997 (FUND)
No. of Funds Overseen: 17	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

* Interested Director.
18 | THE ROYCE FUNDS ANNUAL REPORT 2002

STOCKHOLDER MEETING RESULTS

At the 2002 Annual Meeting of Stockholders held on September 30, 2002, the Fund’s stockholders elected the board of directors, consisting of (a) Charles M. Royce, (b) Donald R. Dwight, (c) Mark R. Fetting, (d) Richard M. Galkin, (e) Stephen L. Isaacs, (f) William L. Koke, (g) David L. Meister and (h) G. Peter O’Brien.

ROYCE VALUE TRUST, INC.
	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS			PREFERRED STOCK VOTING AS A SEPARATE CLASS
	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(a)	42,116,316	n.a.	248,327	n.a.	n.a.	n.a.

(b)	42,071,435	n.a.	293,209	n.a.	n.a.	n.a.

(c)	42,059,328	n.a.	305,316	n.a.	n.a.	n.a.

(d)	42,092,536	n.a.	272,108	n.a.	n.a.	n.a.

(e)	42,088,353	n.a.	276,591	n.a.	n.a.	n.a.

(f)	n.a.	n.a.	n.a.	5,498,806	n.a.	45,594

(g)	n.a.	n.a.	n.a.	5,488,318	n.a.	56,082

(h)	42,109,489	n.a.	255,155	n.a.	n.a.	n.a.

ROYCE MICRO-CAP TRUST, INC.
	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS			PREFERRED STOCK VOTING AS A SEPARATE CLASS
	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(a)	17,082,875	n.a.	382,935	n.a.	n.a.	n.a.

(b)	17,277,274	n.a.	188,536	n.a.	n.a.	n.a.

(c)	17,028,087	n.a.	437,723	n.a.	n.a.	n.a.

(d)	17,281,068	n.a.	184,742	n.a.	n.a.	n.a.

(e)	17,280,653	n.a.	185,157	n.a.	n.a.	n.a.

(f)	n.a.	n.a.	n.a.	1,535,130	n.a.	37,378

(g)	n.a.	n.a.	n.a.	1,535,030	n.a.	37,478

(h)	17,293,432	n.a.	172,378	n.a.	n.a.	n.a.

ROYCE FOCUS TRUST, INC.
	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS			PREFERRED STOCK VOTING AS A SEPARATE CLASS
	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(a)	8,586,612	n.a.	64,486	n.a.	n.a.	n.a.

(b)	8,568,182	n.a.	82,916	n.a.	n.a.	n.a.

(c)	8,569,716	n.a.	81,382	n.a.	n.a.	n.a.

(d)	8,567,782	n.a.	83,316	n.a.	n.a.	n.a.

(e)	n.a.	n.a.	n.a.	753,466	n.a.	21,417

(f)	8,573,882	n.a.	77,216	n.a.	n.a.	n.a.

(g)	n.a.	n.a.	n.a.	753,066	n.a.	21,817

(h)	8,575,311	n.a.	75,787	n.a.	n.a.	n.a.

Corporate Governance Measures

At their December 2002 regular meetings, the Boards of Directors of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust each adopted certain corporate governance measures. Specifically, the six Directors of each Fund who are elected jointly by holders of Common Stock and Preferred Stock are now divided into three equal classes. Directors will be elected to staggered three year terms with initial terms expiring in 2003, 2004 or 2005. In addition, each Fund’s Bylaws were amended to permit stockholders to call a Special Meeting of Stockholders, and to submit a proposal or Board nomination at a regularly scheduled Annual Meeting of Stockholders, only if certain additional procedural requirements (including longer advance notice requirements) are met. Stockholders must provide advance notice of proposals or nominations to the Fund not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s mailing of the notice of Annual Meeting to Stockholders. Advance notice of proposals or nominations must be provided to each Fund between May 8, 2003 and June 7, 2003 in connection with the 2003 Annual Meeting of Stockholders.

THE ROYCE FUNDS ANNUAL REPORT 2002 | 19

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
AUTHORIZED SHARE TRANSACTIONS

        Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2003. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

        Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

NOTES TO PERFORMANCE AND RISK INFORMATION

       All performance information is presented on a total return basis and reflects the reinvestment of distributions for an investor who did not participate in the Funds’ rights offerings. Participation in rights offerings has historically had a modest positive impact on a participating stockholder’s total return. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. Royce closed-end funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2002, and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
       Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
       The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

20 | THE ROYCE FUNDS ANNUAL REPORT 2002

THE ROYCE FUNDS

Schedules of Investments and Other Financial Statements

Royce Value Trust	22-33

Royce Micro-Cap Trust	34-44

Royce Focus Trust	45-52

THE ROYCE FUNDS ANNUAL REPORT 2002 | 21

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2002
COMMON STOCKS – 93.9%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 7.4%			Restaurants/Lodgings – 1.0%
Apparel and Shoes – 2.6%			†Benihana Cl. A [a,d]	2,500	$33,750
Jones Apparel Group [a]	81,500	$2,888,360	Four Seasons Hotels	80,000	2,260,000
K-Swiss Cl. A	119,000	2,583,490	IHOP Corporation [a]	161,700	3,880,800
Nautica Enterprises [a]	85,700	952,127	Prime Hospitality [a]	106,100	864,715
Oshkosh B’Gosh Cl. A	104,300	2,925,615	Ryan’s Family Steak Houses [a]	40,900	464,215
Polo Ralph Lauren Cl. A [a]	150,000	3,264,000
Timberland Company Cl. A [a]	15,000	534,150			7,503,480
Weyco Group	127,664	4,381,428
Wolverine World Wide	99,400	1,501,934	Retail Stores – 2.5%
			Big Lots [a]	307,200	4,064,256
		19,031,104	Charming Shoppes [a,d]	753,400	3,149,212
			Claire’s Stores	127,700	2,818,339
Collectibles – 0.3%			Payless ShoeSource [a]	93,200	4,797,004
The Boyds Collection [a,d]	210,100	1,397,165	Stein Mart [a]	192,800	1,176,080
Enesco Group [a]	117,200	829,776	Urban Outfitters [a]	83,800	1,975,166

		2,226,941			17,980,057

Food/Beverage/Tobacco – 0.6%			Other Consumer Services – 1.1%
800 JR Cigar [a,e]	172,400	2,241,200	ITT Educational Services [a]	120,000	2,826,000
Hain Celestial Group [a]	37,800	574,560	Sotheby’s Holdings Cl. A [a]	500,200	4,501,800
Hershey Creamery	709	1,311,650	Strayer Education	10,000	575,000

		4,127,410			7,902,800

Home Furnishing/Appliances – 1.0%			Total (Cost $39,910,757)		39,016,129
Bassett Furniture Industries	116,675	1,670,786
Falcon Products [a]	377,000	1,526,850	Financial Intermediaries – 10.0%
La-Z-Boy [d]	68,200	1,635,436	Banking – 2.2%
Lifetime Hoan	295,327	1,408,710	BOK Financial [a]	121,904	3,948,471
Natuzzi ADR [b]	62,200	631,952	Farmers & Merchants Bank of Long Beach	1,266	4,000,560
			First National Bank Alaska	2,130	2,886,150
		6,873,734	Mechanics Bank	200	3,320,000
			Oriental Financial Group	63,800	1,568,204
Publishing – 0.6%
Marvel Enterprises [a]	304,400	2,733,512			15,723,385
Scholastic Corporation [a]	35,000	1,258,250
			Insurance – 7.4%
		3,991,762	Argonaut Group	187,000	2,758,250
			Erie Indemnity Company Cl. A [d]	107,900	3,912,454
Sports and Recreation – 1.2%			Everest Re Group	25,300	1,399,090
Callaway Golf	35,000	463,750	Fidelity National Financial	13,275	435,818
Coachmen Industries	67,700	1,069,660	First American	31,700	703,740
Fleetwood Enterprises [a,d]	234,300	1,839,255	Leucadia National	57,900	2,160,249
Monaco Coach [a]	123,950	2,051,372	Markel Corporation [a]	4,200	863,100
Sturm, Ruger & Co.	258,400	2,472,888	NYMAGIC [a]	60,200	1,170,890
Thor Industries [d]	22,100	760,903	Navigators Group [a]	83,200	1,909,440
			†PICO Holdings [a]	151,100	2,029,273
		8,657,828	PMA Capital Cl. A [d]	241,700	3,463,561
			PXRE Group	176,551	4,325,499
Other Consumer Products – 1.1%			The Phoenix Companies	81,900	622,440
Burnham Corporation Cl. B	18,000	648,000	ProAssurance [a]	430,170	9,033,570
Fossil [a]	15,000	305,100	RLI	118,724	3,312,400
Lazare Kaplan International [a]	103,600	563,584	Reinsurance Group of America [d]	30,000	812,400
Matthews International Cl. A	196,000	4,376,876	Trenwick Group [d]	212,260	152,827
Oakley [a]	175,000	1,797,250	Wesco Financial	11,990	3,716,301
Scotts (The) Cl. A [a]	10,000	490,400	White Mountains Insurance Group [d]	25,600	8,268,800
			Zenith National Insurance	106,900	2,514,288
		8,181,210
					53,564,390
Total (Cost $39,087,482)		53,089,989
			Securities Brokers – 0.4%
Consumer Services – 5.4%			E*TRADE Group [a]	575,000	2,794,500
Leisure/Entertainment – 0.8%
Ascent Media Group Cl. A [a]	380,900	426,608	Total (Cost $48,682,808)		72,082,275
Corus Entertainment Cl. B [a]	22,000	262,900
Hasbro	50,000	577,500	Financial Services – 6.3%
Hearst-Argyle Television [a]	11,000	265,210	Information and Processing – 2.0%
†Magna Entertainment Cl. A [a,d]	140,800	872,960	†Advent Software [a,d]	33,000	449,790
Shuffle Master [a,d]	15,000	286,650	BARRA [a,d]	42,200	1,279,926
Ticketmaster Cl. B [a]	121,200	2,571,864	eFunds Corporation [a]	177,675	1,618,619
†TiVo [a,d]	70,000	366,100	†FactSet Research Systems [d]	140,000	3,957,800

		5,629,792

22 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2002

	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)			Gentiva Health Services [a]	30,150	$265,621
Information and Processing (continued)			Health Management Associates Cl. A	27,400	490,460
Fair, Isaac and Co.	5,190	$221,613	Lincare Holdings [a]	24,600	777,852
Global Payments	61,500	1,968,615	Manor Care [a]	38,300	712,763
Moody’s Corporation	50,000	2,064,500	MedQuist [a]	73,893	1,497,072
National Processing [a]	20,000	321,000
SEI Investments	93,200	2,533,176			7,006,861

		14,415,039	Personal Care – 0.6%
			Ocular Sciences [a,d]	177,500	2,754,800
Insurance Brokers – 1.4%			Regis	57,200	1,486,628
Brown & Brown	20,000	646,400
Crawford & Co. Cl. A	297,350	1,219,135			4,241,428
Crawford & Co. Cl. B	75,300	376,500
Gallagher (Arthur J.) & Company	106,200	3,120,156	Surgical Products and Devices – 3.0%
Hilb, Rogal & Hamilton	115,350	4,717,815	Arrow International [d]	180,600	7,345,002
			CONMED [a]	38,500	754,215
		10,080,006	Datascope	37,000	917,637
			Diagnostic Products Corporation	25,000	965,500
Investment Management – 2.7%			Haemonetics [a,d]	92,900	1,993,634
Affiliated Managers Group [a,d]	60,000	3,018,000	Invacare	100,000	3,330,000
Alliance Capital Management Holding L.P. [d]	139,000	4,309,000	Novoste [a,d]	66,500	480,130
BKF Capital Group [a]	94,000	1,659,100	STERIS [a]	48,600	1,178,550
BlackRock Cl. A [a]	35,000	1,379,000	Varian Medical Systems [a]	75,800	3,759,680
Eaton Vance [d]	80,200	2,265,650	Zoll Medical [a]	20,200	720,534
Federated Investors Cl. B	15,000	380,550
John Nuveen Company Cl. A	119,200	3,021,720			21,444,882
†Neuberger Berman	105,000	3,516,450
			Total (Cost $54,015,112)		59,529,280
		19,549,470
			Industrial Products – 14.0%
Other Financial Services – 0.2%			Building Systems and Components – 1.2%
PRG-Schultz International [a]	123,800	1,101,820	Decker Manufacturing	6,022	218,298
			Preformed Line Products Company	131,600	2,193,772
Total (Cost $33,842,910)		45,146,335	Simpson Manufacturing [a]	190,400	6,264,160

Health – 8.2%					8,676,230
Commercial Services – 1.6%
IDEXX Laboratories [a]	104,100	3,466,530	Construction Materials – 1.9%
PAREXEL International [a]	277,700	3,051,923	Ash Grove Cement Company Cl. B	50,518	6,377,897
Pharmaceutical Product Development [a]	10,000	292,700	Florida Rock Industries	158,800	6,042,340
Quintiles Transnational [a]	180,300	2,181,630	Oregon Steel Mills [a]	247,900	996,558
Sybron Dental Specialties [a]	21,000	311,850
The TriZetto Group [a]	190,200	1,167,828			13,416,795
Young Innovations [a]	57,550	1,339,188
			Industrial Components – 1.5%
		11,811,649	Bel Fuse Cl. A [a]	6,300	114,030
			Belden [d]	47,800	727,516
Drugs and Biotech – 2.1%			Donaldson Company	26,000	936,000
Abgenix [a]	38,000	280,060	Kaydon Corporation	161,200	3,419,052
Affymetrix [a]	86,600	1,982,274	Penn Engineering & Manufacturing	251,600	2,679,540
†Albany Molecular Research [a,d]	40,000	591,640	Penn Engineering & Manufacturing Cl. A	77,600	869,120
Antigenics [a,d]	38,500	394,240	PerkinElmer	135,000	1,113,750
Applera Corporation-			Powell Industries [a]	32,400	553,360
Celera Genomics Group [a,d]	199,200	1,902,360	Woodhead Industries	45,400	513,020
Biopure Corporation Cl. A [a,d]	43,200	160,704
BioSource International [a]	1,600	9,582			10,925,388
Celgene Corporation [a]	40,000	858,800
Cerus Corporation [a,d]	21,700	466,550	Machinery – 3.3%
Chiron Corporation [a,d]	21,800	819,680	Coherent [a]	233,700	4,662,315
Gene Logic [a]	308,100	1,937,949	Federal Signal [d]	58,600	1,138,012
Genzyme Corporation – General Division [a]	28,000	827,960	Graco	26,550	760,658
IDEC Pharmaceuticals	28,100	932,077	Lincoln Electric Holdings	237,880	5,506,922
Lexicon Genetics [a]	256,200	1,211,826	National Instruments [a,d]	41,100	1,335,339
Millennium Pharmaceuticals [a]	24,000	190,560	Nordson Corporation	172,200	4,275,726
Perrigo [a,d]	169,900	2,064,285	Oshkosh Truck	5,000	307,500
Shire Pharmaceuticals Group ADR [a,b,d]	20,853	393,913	PAXAR [a]	175,100	2,582,725
			Woodward Governor	83,600	3,636,600
		15,024,460
					24,205,797
Health Services – 0.9%
Covance [a]	132,700	3,263,093	Paper and Packaging – 0.4%
			Peak International [a]	408,400	1,547,836
			Sealed Air [a]	34,000	1,268,200

					2,816,036

THE ROYCE FUNDS ANNUAL REPORT 2002 | 23

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2002
	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Spherion Corporation [a]	109,000	$730,300
Pumps, Valves and Bearings – 0.8%			†TRC Companies [a,d]	52,000	682,760
Baldor Electric [d]	62,900	$1,242,275	TMP Worldwide [a]	149,000	1,685,190
ConBraCo Industries [a]	7,630	572,250	West Corporation [a]	75,000	1,245,000
Denison International ADR [a,b]	89,400	1,430,400
Franklin Electric	23,600	1,133,036			29,714,027
NN	127,100	1,269,729
			Engineering and Construction – 0.4%
		5,647,690	Clayton Homes [d]	25,000	304,500
			EMCOR Group [a]	15,000	795,150
Specialty Chemicals and Materials – 1.2%			Jacobs Engineering Group [a,d]	20,000	712,000
Arch Chemicals	38,200	697,150	McDermott International [a]	71,000	310,980
CFC International [a]	123,500	549,575	Washington Group International [a]	50,000	797,500
Hawkins	301,278	2,708,489
MacDermid	211,631	4,835,768			2,920,130

		8,790,982	Food/Tobacco Processors – 1.3%
			Farmer Bros.	22,000	6,798,000
Textiles – 0.3%			MGP Ingredients	321,200	2,505,360
Fab Industries [a]	67,700	551,755
Unifi [a]	265,100	1,391,775			9,303,360

		1,943,530	Industrial Distribution – 1.0%
			Central Steel & Wire	3,699	1,764,423
Other Industrial Products – 3.4%			Ritchie Bros. Auctioneers [a,d]	155,200	5,020,720
BHA Group Holdings [a]	187,252	3,211,372
Brady Corporation Cl. A	79,400	2,647,990			6,785,143
Diebold	100,000	4,122,000
IMPCO Technologies [a,d]	15,500	72,695	Printing – 1.5%
Kimball International Cl. B	334,880	4,772,040	Bowne & Co.	383,100	4,578,045
Maxwell Technologies [a,d]	26,500	160,325	Ennis Business Forms	62,700	728,574
Myers Industries	52,727	564,179	Moore Corporation [a]	90,700	825,370
Peerless Mfg. [a,c]	158,600	1,316,380	New England Business Service	178,300	4,350,520
Steelcase Cl. A	82,500	904,200
Trinity Industries [d]	20,000	379,200			10,482,509
Velcro Industries	525,800	4,811,070
Wescast Industries Cl. A	56,000	1,394,400	Transportation and Logistics – 3.1%
			Airborne	100,000	1,483,000
		24,355,851	AirNet Systems [a]	219,000	1,077,480
			Atlas Air Worldwide Holdings [a,d]	165,000	249,150
Total (Cost $73,264,335)		100,778,299	C. H. Robinson Worldwide	40,000	1,248,000
			CNF	62,600	2,080,824
			Continental Airlines Cl. B [a,d]	150,000	1,087,500
Industrial Services – 12.8%			EGL [a]	198,525	2,828,981
Advertising/Publishing – 0.8%			†Forward Air [a]	95,000	1,843,950
Catalina Marketing [a,d]	60,000	1,110,000	Frozen Food Express Industries [a]	306,635	796,331
Grey Global Group	3,817	2,332,569	Hub Group Cl. A [a]	77,000	369,600
Interpublic Group of Companies	180,000	2,534,400	Landstar System [a,d]	35,800	2,089,288
			Patriot Transportation Holding [a]	136,300	3,775,510
		5,976,969	Pittston Brink’s Group	137,278	2,536,897
			UTI Worldwide [d]	45,000	1,181,250
Commercial Services – 4.1%
ABM Industries	119,200	1,847,600			22,647,761
Allied Waste Industries [a]	594,800	5,948,000
Carlisle Holdings [a]	204,900	563,475	Other Industrial Services – 0.6%
Central Parking	89,200	1,682,312	Landauer	117,900	4,097,025
†Convergys Corporation [a]	144,000	2,181,600	Republic Services [a]	18,600	390,228
Cornell Companies [a,d]	124,400	1,119,600
iGATE Corporation [a]	139,500	365,490			4,487,253
Iron Mountain [a]	127,450	4,207,125
Korn/Ferry International [a]	87,400	653,752	Total (Cost $81,661,251)		92,317,152
Learning Tree International [a,d]	53,400	731,580
MPS Group [a]	294,300	1,630,422
Manpower	55,800	1,780,020	Natural Resources – 6.4%
†Metro One Telecommunications [a,d]	25,000	161,250	Energy Services – 2.4%
New Horizons Worldwide [a]	136,500	539,175	Carbo Ceramics	105,600	3,558,720
On Assignment [a]	78,800	671,376	ENSCO International	6,443	189,746
RemedyTemp Cl. A [a]	78,500	1,099,000	Global Industries [a]	119,500	498,315
†Renaissance Learning [a,d]	10,000	189,000	Helmerich & Payne	98,400	2,746,344
			Input/Output [a]	540,100	2,295,425
			Precision Drilling [a]	37,500	1,220,250
			Tidewater	21,600	671,760
			†Universal Compression Holdings [a]	115,000	2,199,950
			Willbros Group [a]	460,600	3,786,132

					17,166,642

24 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2002

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Zebra Technologies Cl. A [a]	62,500	$3,581,250
Oil and Gas – 2.0%
Tom Brown [a]	76,000	$1,907,600			37,697,998
†Cimarex Energy [a]	138,170	2,473,243
Denbury Resources [a]	402,600	4,549,380	Distribution – 2.4%
EOG Resources [d]	5,000	199,600	Anixter International [a]	41,900	974,175
Holly Corporation	20,000	437,000	Arrow Electronics [a]	326,100	4,170,819
Husky Energy	75,000	781,952	Avnet [a]	405,355	4,389,995
PetroCorp [a]	155,400	1,592,850	Benchmark Electronics [a,d]	45,400	1,301,164
3TEC Energy [a]	124,200	1,762,398	Plexus [a]	269,600	2,367,088
Toreador Resources [a]	100,300	251,753	Tech Data [a]	151,500	4,084,440
Vintage Petroleum	48,300	509,565
					17,287,681
		14,465,341
			Internet Software and Services – 0.5%
Precious Metals and Mining – 0.8%			CNET Networks [a]	379,400	1,028,174
AngloGold ADR [b]	111,900	3,833,694	CryptoLogic [a,d]	202,000	955,460
†Glamis Gold [a,d]	70,000	793,800	DoubleClick [a]	196,700	1,113,322
Gold Fields ADR [b]	57,800	806,888	RealNetworks [a]	85,400	325,374
MK Gold [a]	517,900	220,108	Vastera [a]	15,000	84,765

		5,654,490			3,507,095

Real Estate – 1.2%			IT Services – 3.7%
Alico	52,000	1,383,200	American Management Systems [a]	331,900	3,979,481
Chelsea Property Group	55,000	1,832,050	Answerthink [a]	655,000	1,637,500
Consolidated-Tomoka Land	13,564	261,107	†BearingPoint [a]	340,000	2,346,000
Public Storage	45,000	1,453,950	CGI Group Cl. A [a,d]	106,700	466,279
Trammell Crow Company [a]	432,400	3,891,600	Covansys Corporation [a]	251,600	945,513
			DiamondCluster International Cl. A [a]	233,900	734,446
		8,821,907	Forrester Research [a]	91,500	1,424,655
			Gartner Cl. A [a]	166,000	1,527,200
Total (Cost $36,026,788)		46,108,380	Keane [a]	467,000	4,198,330
			MAXIMUS [a,d]	88,000	2,296,800
Technology – 18.5%			Perot Systems Cl. A [a]	115,100	1,233,872
Aerospace/Defense – 1.2%			QRS Corporation [a]	57,500	379,500
Curtiss-Wright [d]	58,300	3,720,706	Sapient Corporation [a,d]	1,099,400	2,253,770
Ducommun [a]	182,300	2,889,455	Syntel [a]	65,300	1,371,953
Herley Industries [a]	30,000	522,240	Unisys Corporation [a]	215,000	2,128,500
Integral Systems [a]	74,800	1,499,740
					26,923,799
		8,632,141
			Semiconductors and Equipment – 2.2%
Components and Systems – 5.2%			BE Semiconductor Industries [a]	58,000	255,200
Adaptec [a]	99,500	562,175	Credence Systems [a]	10,600	98,898
Advanced Digital Information [a]	90,000	603,900	Cymer [a,d]	14,500	467,625
American Power Conversion [a,d]	231,200	3,502,680	DuPont Photomasks [a]	35,000	813,750
Analogic	5,000	251,440	Electroglas [a,d]	281,700	433,818
Cognex Corporation [a]	163,400	3,011,462	Exar [a]	87,300	1,082,520
DDi Corporation [a]	20,000	4,400	Fairchild Semiconductor Cl. A [a]	175,000	1,874,250
Dionex [a]	96,000	2,852,160	Helix Technology	51,900	581,280
Excel Technology [a]	168,500	3,014,465	†Integrated Circuit Systems [a]	140,600	2,565,950
Imation Corporation [a]	35,700	1,252,356	Intevac [a]	191,850	765,482
InFocus Corporation [a]	79,000	486,640	Kulicke & Soffa Industries [a,d]	105,800	605,176
KEMET [a]	135,000	1,179,900	Lam Research [a]	45,000	486,000
Kronos [a]	35,850	1,326,092	Lattice Semiconductor [a]	264,000	2,315,280
Newport [a,d]	102,600	1,288,656	Mentor Graphics [a]	225,700	1,774,002
Pemstar [a,d]	245,000	553,700	National Semiconductor [a]	23,200	348,232
Perceptron [a]	397,400	854,410	Novellus Systems [a]	12,000	336,960
Radiant Systems [a]	57,500	553,725	NVIDIA Corporation [a,d]	35,000	402,850
Rainbow Technologies [a]	116,900	838,173	Veeco Instruments [a,d]	65,000	751,400
REMEC [a]	214,200	831,096
Scitex [a]	245,700	346,437			15,958,673
Storage Technology [a]	90,000	1,927,800
Symbol Technologies	304,900	2,506,278	Software – 1.8%
TTM Technologies [a]	280,500	928,175	Adobe Systems	30,000	744,030
Technitrol	285,900	4,614,426	ANSYS [a,d]	45,500	919,100
Vishay Intertechnology [a]	73,900	826,202	Aspen Technology [a,d]	27,100	76,693
			Autodesk	251,000	3,589,300
			Business Objects ADR [a,d]	25,500	382,500

THE ROYCE FUNDS ANNUAL REPORT 2002 | 25

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2002
	SHARES	VALUE		SHARES	VALUE

Technology (continued)			PREFERRED STOCKS – 0.1%
Software (continued)			†Aristotle Corporation 11.00% Conv.	4,800	$38,160
JDA Software Group [a]	149,900	$1,448,034	SVB Capital I 8.25%	20,000	484,000
MRO Software [a]	46,000	558,670
MSC.Software [a]	42,600	328,872	TOTAL PREFERRED STOCKS
Macromedia [a]	61,600	656,040	(Cost $531,005)		522,160
Manugistics Group [a,d]	49,200	118,080
Novell [a]	90,000	300,600
Phoenix Technologies [a]	40,900	235,993		PRINCIPAL
Progress Software [a]	50,500	653,975		AMOUNT
SPSS [a]	107,500	1,503,925
Transaction Systems Architects Cl. A [a]	237,300	1,542,450	CORPORATE BONDS – 0.2%
			Dixie Group 7.00%
		13,058,262	Conv. Sub. Deb. due 5/15/12	$584,000	297,840
			Richardson Electronics 7.25% [c]
Telecommunications – 1.5%			Conv. Sub. Deb. due 12/15/06	1,319,000	1,055,200
ADC Telecommunications [a]	113,000	236,170
†ADTRAN [a,d]	40,000	1,316,000	TOTAL CORPORATE BONDS
Allegiance Telecom [a,d]	2,516,700	1,686,189	(Cost $1,555,818)		1,353,040
†Andrew Corporation [a,d]	30,000	308,400
Globecomm Systems [a]	243,700	913,875	U.S. TREASURY OBLIGATIONS – 4.3%
IDT Corporation [a]	25,000	432,250	U.S. Treasury Notes
IDT Corporation Cl. B [a]	40,000	620,400	4.25%, due 3/31/03	25,000,000	25,185,550
Inet Technologies [a]	65,000	396,500	†7.50%, due 2/15/05	5,000,000	5,606,640
Level 3 Communications [a,d]	488,400	2,393,160
Liberty Satellite & Technology Cl. A [a,d]	116,530	308,804	TOTAL U.S. TREASURY OBLIGATIONS
PECO II [a]	93,600	59,904	(Cost $30,461,424)		30,792,190
Plantronics [a]	55,100	833,663
Time Warner Telecom Cl. A [a,d]	242,000	510,620	REPURCHASE AGREEMENT – 1.2%
†Tollgrade Communications [a,d]	35,500	416,415	State Street Bank & Trust Company,
			0.50% dated 12/31/02, due
		10,432,350	1/2/03, Maturity value $8,646,240
			(collateralized by U.S. Treasury
Total (Cost $161,093,372)		133,497,999	Bonds, 6.00% due 2/15/26, valued at $8,820,698)
			(Cost $8,646,000)		8,646,000
Miscellaneous – 4.9%
Total (Cost $39,674,965)		35,529,837	TOTAL INVESTMENTS – 99.7%
			(Cost $648,454,027)		718,409,065
TOTAL COMMON STOCKS
(Cost $607,259,780)		677,095,675	CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.3%		2,366,558

			NET ASSETS – 100.0%		$720,775,623

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At December 31, 2002, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	A portion of these securities were on loan at December 31, 2002. Total market value of loaned securities at December 31, 2002 was $23,072,285.
[e]	A security for which market quotations are no longer readily available represents 0.3% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2002.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $652,067,259. At December 31, 2002, net unrealized appreciation for all securities was $66,341,806, consisting of aggregate gross unrealized appreciation of $170,833,078 and aggregate gross unrealized depreciation of $104,491,272. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
26 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2002
ASSETS:
Investments at value (identified cost $639,808,027)	$709,763,065
Repurchase agreement (at cost and value)	8,646,000
Cash	32
Collateral from brokers on securities loaned	25,147,370
Receivable for investments sold	6,380,230
Receivable for dividends and interest	1,011,806
Prepaid expenses	23,624

Total Assets	750,972,127

LIABILITIES:
Payable for collateral on securities loaned	25,147,370
Payable for investments purchased	3,821,040
Payable for investment advisory fee	802,926
Preferred dividends accrued but not yet declared	266,225
Accrued expenses	158,943

Total Liabilities	30,196,504

Net Assets	$720,775,623

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.80% Cumulative Preferred Stock – $0.001 per share; 2,400,000 shares outstanding	$2,400
Par value of 7.30% Tax-Advantaged Cumulative Preferred Stock – $0.001 per share; 4,000,000 shares outstanding	4,000
Additional paid-in capital	159,993,600

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	160,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 42,417,362 shares outstanding (150,000,000 shares authorized)	42,417
Additional paid-in capital	494,857,539
Accumulated net realized gain (loss) on investments	(3,813,147)
Net unrealized appreciation on investments	69,955,038
Preferred dividends accrued but not yet declared	(266,224)

Net Assets applicable to Common Stock (net asset value per share – $13.22)	560,775,623

Net Assets	$720,775,623

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended December 31, 2002	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$(583,347)	$2,247,245
Net realized gain on investments	62,933,497	53,961,553
Net change in unrealized appreciation on investments	(156,381,089)	46,195,029

Net increase (decrease) in net assets from investment operations	(94,030,939)	102,403,827

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(581,030)	(370,182)
Net realized gain on investments	(11,398,970)	(11,609,818)

Total distributions to Preferred Stockholders	(11,980,000)	(11,980,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(2,981,664)	(1,768,474)
Net realized gain on investments	(58,496,049)	(55,464,014)

Total distributions to Common Stockholders	(61,477,713)	(57,232,488)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	39,123,307	32,687,267

NET INCREASE (DECREASE) IN NET ASSETS	(128,365,345)	65,878,606
NET ASSETS:
Beginning of year	849,140,968	783,262,362

End of year (including undistributed net investment income of $2,116,678 in 2001)	$720,775,623	$849,140,968

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 27

ROYCE VALUE TRUST, INC.
STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2002
INVESTMENT INCOME:
Income:
Dividends	$7,614,855
Interest	2,842,281

Total income	10,457,136

Expenses:
Investment advisory fees	10,689,280
Stockholder reports	306,974
Administrative and office facilities expenses	210,877
Custody and transfer agent fees	213,265
Directors’ fees	115,005
Professional fees	68,790
Other expenses	101,360

Total expenses	11,705,551
Fees waived by investment advisor	(665,068)

Net expenses	11,040,483

Net investment income (loss)	(583,347)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	62,933,497
Net change in unrealized appreciation on investments	(156,381,089)

Net realized and unrealized gain (loss) on investments	(93,447,592)

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$(94,030,939)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
28 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Years ended December 31,

	2002	2001	2000	1999	1998

NET ASSET VALUE, BEGINNING OF PERIOD	$17.31	$16.56	$15.77	$15.72	$16.91

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	0.05	0.18	0.26	0.17
Net realized and unrealized gain (loss) on investments	(2.25)	2.58	2.58	1.65	0.67

Total investment operations	(2.27)	2.63	2.76	1.91	0.84

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.01)	(0.03)	(0.04)	(0.03)
Net realized gain on investments	(0.28)	(0.30)	(0.30)	(0.32)	(0.26)

Total distributions to Preferred Stockholders	(0.29)	(0.31)	(0.33)	(0.36)	(0.29)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.07)	(0.05)	(0.13)	(0.15)	(0.16)
Net realized gain on investments	(1.44)	(1.44)	(1.35)	(1.22)	(1.38)

Total distributions to Common Stockholders	(1.51)	(1.49)	(1.48)	(1.37)	(1.54)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.02)	(0.08)	(0.16)	(0.13)	(0.09)
Effect of Preferred Stock offering	–	–	–	–	(0.11)

Total capital stock transactions	(0.02)	(0.08)	(0.16)	(0.13)	(0.20)

NET ASSET VALUE, END OF PERIOD	$13.22	$17.31	$16.56	$15.77	$15.72

MARKET VALUE, END OF PERIOD	$13.25	$15.72	$14.438	$13.063	$13.75

TOTAL RETURN (a):
Market Value	(6.9)%	20.0%	22.7%	5.7%	1.5%
Net Asset Value	(15.6)%	15.2%	16.6%	11.7%	3.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.72%	1.61%	1.43%	1.39%	1.31%
Management fee expense	1.56%	1.45%	1.25%	1.18%	1.10%
Other operating expenses	0.16%	0.16%	0.18%	0.21%	0.21%
Net investment income (loss)	(0.09)%	0.35%	1.18%	1.47%	1.11%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$720,776	$849,141	$783,262	$712,928	$676,963
Portfolio Turnover Rate	35%	30%	36%	41%	43%
PREFERRED STOCK:
Total shares outstanding	6,400,000	6,400,000	6,400,000	6,400,000	6,400,000
Asset coverage per share	$112.62	$132.68	$122.38	$111.40	$105.78
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share:
7.80% Cumulative (d)	$26.37	$25.70	$23.44	$24.98	$25.91
7.30% Tax-Advantaged Cumulative (d)	$25.82	$25.37	$22.35	$24.24	$25.43

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets were 1.38%, 1.30%, 1.12%, 1.06% and 1.06% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.82%, 1.65%, 1.51%, 1.48% and 1.34% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(d)	The average of month-end market values during the period.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 29

ROYCE VALUE TRUST, INC. NOTES TO FINANCIAL STATEMENTS
Summary of Significant Accounting Policies:

      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

30 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE TRUST, INC. NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Securities Lending:

      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at December 31, 2002, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Capital Stock:

      The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.

      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

The Fund issued 2,615,641 and 2,167,201 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2002 and 2001, respectively.
Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).

      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 60-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.

For the year ended December 31, 2002, the Fund accrued and paid Royce advisory fees totaling $10,024,212, which is net of $665,068 voluntarily waived by Royce.
Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2002 and 2001 was as follows:

Distributions paid from:	2002	2001

Ordinary income	$6,028,029	$16,631,761
Long-term capital gain	67,429,684	52,580,727

	$73,457,713	$69,212,488

As of December 31, 2002, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Post October loss	$(199,915)
Unrealized appreciation	66,341,806
Accrued preferred distributions	(266,224)

	$65,875,667

THE ROYCE FUNDS ANNUAL REPORT 2002 | 31

ROYCE VALUE TRUST, INC. NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Purchases and Sales of Investment Securities:
For the year ended December 31, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $290,458,749 and $274,219,404, respectively.
Transactions in Shares of Affiliated Companies:

      An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2002:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Open Plan Systems	—	—	376,000	$927,874	$(924,114)	—

PCD	5,300	$2,756	482,900	2,705,721	(2,659,433)	—

Patriot Transportation Holdings	—	—	30,000	558,200	100,805	—

Peerless Mfg.	—	—	—	—	—	—

Richardson Electronics	10,000	106,750	190,300	1,375,899	(190,330)	$22,036

Richardson Electronics
7.25% Conv. due 12/15/06	—	—	—	—	—	—

RockShox	—	—	1,141,400	537,508	(69,534)	—

32 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE VALUE TRUST, INC.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Value Trust, Inc.
      We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, PA January 15, 2003
THE ROYCE FUNDS ANNUAL REPORT 2002 | 33

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2002
COMMON STOCKS – 95.0%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 9.6%			Retail Stores – 3.0%
Apparel and Shoes – 3.5%			Brookstone [a]	23,000	$332,580
Ashworth [a]	65,000	$416,000	Buckle (The) [a]	36,500	657,000
Delta Apparel	176,800	2,722,720	Cato Cl. A	58,000	1,252,220
Kleinert’s [a,e]	14,200	113,600	Dress Barn (The) [a]	53,660	713,678
Nautica Enterprises [a]	107,600	1,195,436	La Senza Corporation	99,900	632,399
Oshkosh B’Gosh Cl. A	37,000	1,037,850	Stein Mart [a]	285,200	1,739,720
Weyco Group	48,400	1,661,088	Wet Seal (The) Cl. A [a]	73,000	785,553

		7,146,694			6,113,150

Collectibles – 1.3%			Other Consumer Services – 0.5%
The Boyds Collection [a,d]	226,800	1,508,220	Ambassadors International [a]	6,100	54,839
Enesco Group [a]	52,400	370,992	E-LOAN [a]	505,500	934,670
Topps Company (The) [a,d]	101,000	878,700
					989,509
		2,757,912
			Total (Cost $7,048,154)		8,433,197
Food/Beverage/Tobacco – 1.2%
800 JR Cigar [a,e]	193,000	2,509,000	Diversified Investment Companies – 0.3%
			Closed-End Mutual Funds – 0.3%
Home Furnishing/Appliances – 0.4%			Central Fund of Canada Cl. A [d]	140,000	667,800
Bassett Furniture Industries	26,300	376,616
Lifetime Hoan	109,854	524,004	Total (Cost $554,082)		667,800

		900,620	Financial Intermediaries – 6.4%
			Banking – 0.4%
Publishing – 0.5%			First Midwest Financial	1,000	15,900
Information Holdings [a]	35,000	543,200	Queen City Investments	948	437,976
Marvel Enterprises [a]	42,700	383,446	Sterling Bancorp	14,520	382,166

		926,646			836,042

Sports and Recreation – 0.8%			Insurance – 6.0%
Lund International Holdings [a]	362,950	471,835	Arch Capital Group [a]	25,700	801,069
Monaco Coach [a]	65,900	1,090,645	Argonaut Group	30,900	455,775
†National R.V. Holdings [a,d]	31,800	190,164	Independence Holding	36,630	786,446
			NYMAGIC [a]	107,100	2,083,095
		1,752,644	Navigators Group [a]	47,200	1,083,240
			PICO Holdings [a]	82,200	1,103,946
Other Consumer Products – 1.9%			PXRE Group	73,164	1,792,518
Cross (A.T.) & Company Cl. A [a]	100,000	535,000	Philadelphia Consolidated Holding [a]	35,000	1,239,000
†JAKKS Pacific [a]	35,000	471,450	ProAssurance [a]	99,900	2,097,900
Lazare Kaplan International [a]	151,700	825,248	Wellington Underwriting [a]	444,712	572,611
Matthews International Cl. A	96,000	2,143,776	Zenith National Insurance	19,100	449,232

		3,975,474			12,464,832

Total (Cost $13,428,343)		19,968,990	Total (Cost $8,411,826)		13,300,874

			Financial Services – 2.7%
Consumer Services – 4.1%			Information and Processing – 0.7%
Direct Marketing – 0.2%			†Fidelity National Information Solutions [a]	65,668	1,132,773
†Blair	15,000	349,800	†InterCept [a,d]	15,000	253,965
ValueVision Media Cl. A [a]	5,000	74,900	Multex.com [a]	15,000	63,000

		424,700			1,449,738

Leisure/Entertainment – 0.2%			Insurance Brokers – 0.6%
ACTV [a]	55,000	38,500	Clark/Bardes [a]	20,900	402,325
†Acres Gaming [a]	66,000	349,140	CorVel [a]	18,750	670,313
TiVo [a,d]	20,000	104,600	Hilb, Rogal & Hamilton	5,200	212,680

		492,240			1,285,318

Restaurants/Lodgings – 0.2%			Investment Management – 0.3%
Angelo and Maxie’s [a]	3,333	11,499	BKF Capital Group [a]	27,700	488,905
Benihana Cl. A [a]	21,470	289,845
Diedrich Coffee [a]	32,350	112,254

		413,598

34 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2002
	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)
Other Financial Services – 1.1%			NMT Medical [a,d]	44,000	$133,320
†LendingTree [a,d]	55,000	$708,400	Orthofix International [a]	29,500	827,475
New Century Financial [d]	5,000	126,950	Osteotech [a]	62,100	399,924
PRG-Schultz International [a]	165,000	1,468,500	PLC Systems [a]	105,200	61,016
			†Utah Medical Products [a]	42,300	807,930
		2,303,850
					4,430,156
Total (Cost $3,493,521)		5,527,811
			Total (Cost $19,455,444)		21,332,159
Health – 10.3%
Commercial Services – 2.2%			Industrial Products – 13.4%
ICON ADR [a,d]	800	21,528	Building Systems and Components – 2.1%
PAREXEL International [a]	134,400	1,477,056	Juno Lighting [a]	108,600	1,050,162
The TriZetto Group [a]	149,000	914,860	LSI Industries	43,850	607,322
Young Innovations [a]	93,850	2,183,889	Simpson Manufacturing [a]	55,200	1,816,080
			Skyline [d]	32,100	946,950
		4,597,333
					4,420,514
Drugs and Biotech – 3.7%
Antigenics [a,d]	60,800	622,592	Construction Materials – 2.0%
Arena Pharmaceuticals [a]	14,000	91,140	Ash Grove Cement Company	8,000	1,010,000
BioReliance [a]	20,300	470,351	Encore Wire [a,d]	10,000	90,500
BioSource International [a]	163,600	979,800	Florida Rock Industries	35,000	1,331,750
†Bruker Daltonics [a,d]	200,300	973,458	Monarch Cement	50,410	887,216
Emisphere Technologies [a]	362,900	1,262,892	Synalloy Corporation [a]	221,000	928,200
†Gene Logic [a]	110,000	691,900
Geron [a,d]	6,000	21,600			4,247,666
Lexicon Genetics [a]	192,100	908,633
Martek Biosciences [a,d]	33,800	850,408	Industrial Components – 2.0%
Myriad Genetics [a,d]	5,000	73,000	†Aaon [a]	37,500	691,125
Sangamo BioSciences [a]	10,000	30,100	Bel Fuse Cl. A [a,d]	52,600	952,060
3-Dimensional Pharmaceuticals [a]	10,000	31,900	Penn Engineering & Manufacturing	56,600	602,790
ViroPharma [a,d]	18,800	27,448	Penn Engineering & Manufacturing Cl. A	30,800	344,960
VIVUS [a,d]	167,200	623,656	†Powell Industries [a]	85,800	1,465,378
			Scientific Technologies [a]	10,700	53,489
		7,658,878	Woodhead Industries	10,000	113,000

Health Services – 1.1%					4,222,802
aaiPharma [a,d]	47,000	658,940
Covalent Group [a]	25,000	74,000	Machinery – 1.3%
MedCath Corporation [a,d]	18,000	180,000	Astec Industries [a]	31,700	314,781
RehabCare Group [a]	25,000	477,000	†LeCroy Corporation [a]	31,500	349,650
†SFBC International [a]	30,000	389,400	Lindsay Manufacturing	10,000	214,000
Sierra Health Services [a]	40,000	480,400	Mueller (Paul)	16,650	505,328
			†T-3 Energy Services [a]	104,310	678,015
		2,259,740	Woodward Governor	15,300	665,550

Personal Care – 1.2%					2,727,324
†Inter Parfums	46,200	357,588
Ocular Sciences [a]	130,700	2,028,464	Pumps, Valves and Bearings – 1.9%
			Denison International ADR [a,d]	113,500	1,816,000
		2,386,052	NN	80,500	804,195
			Sun Hydraulics	152,550	1,220,400
Surgical Products and Devices – 2.1%
Aksys [a,d]	85,000	450,500			3,840,595
Allied Healthcare Products [a]	258,400	710,600
†Cantel Medical [a,d]	20,000	253,200	Specialty Chemicals and Materials – 1.5%
Cohesion Technologies [a]	5,000	19,150	Aceto	58,421	932,983
CONMED [a]	3,900	76,401	Balchem	10,000	243,000
Cyberonics [a,d]	5,000	92,000	CFC International [a]	144,700	643,915
Exactech [a]	25,000	486,000	Hawkins	122,667	1,102,776
Interpore International [a]	17,600	112,640	†NuCo2 [a,d]	20,000	161,000

					3,083,674

THE ROYCE FUNDS ANNUAL REPORT 2002 | 35

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2002
	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Lawson Products	12,200	$377,956
Textiles – 0.3%			Strategic Distribution [a]	104,690	1,329,563
Fab Industries [a]	76,400	$622,660
					2,595,819
Other Industrial Products – 2.3%
†Astronics [a]	61,400	423,660	Printing – 1.6%
BHA Group Holdings [a]	96,915	1,662,092	Bowne & Co.	110,000	1,314,500
Maxwell Technologies [a]	15,300	92,565	Ennis Business Forms	11,200	130,144
Myers Industries	29,342	313,959	Moore Corporation [a]	39,600	360,360
Peerless Mfg. [a]	43,200	358,560	New England Business Service	52,900	1,290,760
Quixote	12,500	225,750	Schawk Cl. A	21,300	211,083
Velcro Industries	81,500	745,725
Wescast Industries Cl. A	37,900	943,710			3,306,847

		4,766,021	Transportation and Logistics – 2.1%
			AirNet Systems [a]	119,700	588,924
Total (Cost $21,286,619)		27,931,256	EGL [a]	42,100	599,925
			Forward Air [a]	36,800	714,288
Industrial Services – 12.7%			Frozen Food Express Industries [a]	227,500	590,818
Advertising/Publishing – 0.3%			Hawaiian Holdings [a]	86,000	175,440
†Digital Generation Systems [a]	320,900	343,363	Hub Group Cl. A [a]	6,500	31,200
†Modem Media Cl. A [a]	141,200	367,120	Knight Transportation [a]	38,925	817,425
			Patriot Transportation Holding [a]	27,700	767,290
		710,483
					4,285,310
Commercial Services – 6.3%
American Bank Note Holographics [a]	257,200	180,040	Total (Cost $24,678,088)		26,424,763
Butler International [a]	38,500	17,710
Carlisle Holdings [a]	400,000	1,100,000	Natural Resources – 8.3%
Edgewater Technology [a]	18,339	86,560	Energy Services – 2.6%
Exponent [a]	63,200	928,345	Carbo Ceramics	33,600	1,132,320
iGATE Corporation [a]	274,700	719,714	Dril-Quip [a]	42,700	721,630
Kforce [a]	55,000	232,100	GulfMark Offshore [a]	69,200	1,020,700
Manufacturers Services [a]	100,000	554,000	Input/Output [a]	193,500	822,375
NCO Group [a]	20,000	319,000	Lufkin Industries	25,000	586,250
NIC [a]	26,800	38,592	MarkWest Hydrocarbon [a]	15,200	86,640
National Service Industries	92,800	666,304	NATCO Group Cl. A [a]	100,400	630,512
New Horizons Worldwide [a]	282,000	1,113,900	Valley National Gases [a]	30,100	171,570
On Assignment [a]	132,000	1,124,640	Willbros Group [a]	30,900	253,998
Pegasystems [a]	65,000	332,150
†PLATO Learning [a]	70,000	415,800			5,425,995
ProBusiness Services [a]	10,000	100,000
RemedyTemp Cl. A [a]	71,700	1,003,800	Oil and Gas – 3.5%
†TRC Companies [a,d]	24,000	315,120	Bonavista Petroleum [a]	81,000	1,745,420
Tyler Technologies [a]	50,000	208,500	Denbury Resources [a]	112,000	1,265,600
Volt Information Sciences [a]	36,600	625,860	Evergreen Resources [a,d]	20,000	897,000
Wackenhut Corrections [a]	164,800	1,830,928	PetroCorp [a]	171,200	1,754,800
†Watson Wyatt & Company Holdings Cl. A [a]	15,000	326,250	†Prima Energy [a]	21,000	469,560
Westaff [a]	362,500	906,250	3TEC Energy [a,d]	51,075	724,754
			†Veritas DGC [a]	51,300	405,270
		13,145,563
					7,262,404
Food/Tobacco Processors – 1.1%
MGP Ingredients	96,122	749,752	Precious Metals and Mining – 0.8%
Seneca Foods Cl. A [a]	58,500	863,753	Apex Silver Mines [a]	79,600	1,178,080
Seneca Foods Cl. B [a]	47,200	767,236	Brush Engineered Materials [a]	15,500	85,250
			MK Gold [a]	603,700	256,573
		2,380,741
					1,519,903
Industrial Distribution – 1.3%
†Central Steel & Wire	1,200	572,400	Real Estate – 1.4%
Elamex [a]	70,200	315,900	HomeFed [a]	998,521	1,447,855
			Liberte Investors	346,800	1,494,708

					2,942,563

			Total (Cost $10,833,191)		17,150,865

36 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2002
	SHARES	VALUE		SHARES	VALUE

Technology – 22.3%			Semiconductors and Equipment – 1.6%
Aerospace/Defense – 2.4%			August Technology [a]	60,000	$303,600
Ducommun [a]	99,500	$1,577,075	California Micro Devices [a]	25,000	113,750
HEICO	55,000	583,550	Exar [a]	48,500	601,400
Herley Industries [a]	77,000	1,340,416	FSI International [a]	34,500	155,250
Integral Systems [a]	58,300	1,168,915	GlobespanVirata [a]	40,000	176,400
Mesaba Holdings [a]	51,600	315,792	Helix Technology	9,500	106,400
			Intevac [a]	111,450	444,685
		4,985,748	Oak Technology [a]	135,000	357,750
			Photronics [a]	29,750	407,575
Components and Systems – 4.0%			Semitool [a]	50,500	313,605
CSP [a]	117,581	303,477	Teradyne [a]	13,604	176,988
Com21 [a]	17,500	3,850	Xicor [a]	35,000	130,550
†Del Global Technologies [a]	468,279	1,123,870
Excel Technology [a]	97,900	1,751,431			3,287,953
Kronos [a]	20,750	767,543
MOCON	22,600	160,211	Software – 3.2%
Newport [a]	45,000	565,200	ANSYS [a]	15,400	311,080
†OSI Systems [a]	20,000	339,600	Aladdin Knowledge Systems [a]	27,300	70,680
PC-Tel [a]	61,100	414,258	Applix [a]	20,000	21,600
Performance Technologies [a]	24,750	80,685	Aspen Technology [a]	65,000	183,950
Rainbow Technologies [a]	206,500	1,480,605	†Chordiant Software [a,d]	130,000	187,200
Read-Rite [a]	5,000	1,750	JDA Software Group [a]	110,500	1,067,430
REMEC [a]	246,500	956,420	Lightspan [a]	480,000	504,480
Spectrum Control [a]	17,500	91,875	MSC.Software [a]	42,700	329,644
TransAct Technologies [a]	68,200	323,268	SCB Computer Technology [a]	50,000	37,000
			SPSS [a]	91,900	1,285,681
		8,364,043	Transaction Systems Architects Cl. A [a]	155,100	1,008,150
			†Verity [a]	120,000	1,606,920
Distribution – 2.2%
Bell Industries [a]	85,700	137,120			6,613,815
Daisytek International [a]	53,300	422,669
Jaco Electronics [a]	38,000	104,500	Telecommunication – 2.6%
Nu Horizons Electronics [a]	40,000	231,200	†Allegiance Telecom [a]	840,000	562,800
PC Connection [a]	5,000	25,350	†Anaren [a,d]	109,000	959,200
Pioneer-Standard Electronics [d]	120,000	1,101,600	Brooktrout [a]	28,400	150,520
†Plexus [a]	80,000	702,400	C-COR.net [a,d]	5,000	16,600
Richardson Electronics	206,600	1,789,156	Captaris [a]	30,000	72,000
			Computer Access Technology [a]	48,000	119,520
		4,513,995	†Finisar Corporation [a,d]	30,000	28,500
			Giga-tronics [a]	3,200	4,480
Internet Software and Services – 1.3%			†Interland [a,d]	25,000	32,500
Lionbridge Technologies [a]	37,500	73,163	†Level 3 Communications [a,d]	84,300	413,070
†Overstock.com [a,d]	30,000	390,000	Liberty Satellite & Technology Cl. A [a]	68,200	180,730
RealNetworks [a]	65,700	250,317	MetaSolv [a]	26,100	35,757
Register.com [a]	179,000	805,500	Somera Communications [a,d]	132,900	358,830
Stamps.com [a]	185,000	863,950	†SpectraLink Corporation [a]	132,000	947,760
†United Online [a,d]	15,000	239,115	†Stratos Lightwave [a,d]	5,760	25,338
			Technical Communications [a,c]	96,700	34,812
		2,622,045	†Tollgrade Communications [a,d]	36,500	428,145
			†ViaSat [a,d]	98,200	1,133,228
IT Services – 5.0%
CACI International Cl. A [a]	10,000	356,400			5,503,790
CIBER [a]	225,000	1,158,750
Computer Task Group [a]	221,100	771,639	Total (Cost $47,001,974)		46,189,655
Covansys Corporation [a]	242,500	911,315
DiamondCluster International Cl. A [a]	255,000	800,700	Miscellaneous – 4.9%
Forrester Research [a]	105,500	1,642,635	Total (Cost $13,116,225)		10,238,165
†Sapient Corporation [a]	1,155,000	2,367,750
Syntel [a]	87,700	1,842,577
Technology Solutions [a]	50,000	54,500
Tier Technologies Cl. B [a]	24,500	392,000

		10,298,266

THE ROYCE FUNDS ANNUAL REPORT 2002 | 37

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS			DECEMBER 31, 2002
	SHARES	VALUE		VALUE

TOTAL COMMON STOCKS			REPURCHASE AGREEMENT – 2.6%
(Cost $169,307,467)		$197,165,535	State Street Bank & Trust Company,
			0.50% dated 12/31/02, due 1/2/03,
			maturity value $5,429,151
PREFERRED STOCKS – 0.5%			(collateralized by U.S. Treasury Notes,
Angelo and Maxie’s 10.00% Conv.	6,991	14,681	5.00% due 8/15/11, valued at $5,539,531)
Seneca Foods Conv. [a]	75,409	919,990	(Cost $5,429,000)	$5,429,000

			TOTAL INVESTMENTS – 100.5%
TOTAL PREFERRED STOCKS			(Cost $180,709,505)	208,564,166
(Cost $957,998)		934,671
			LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.5)%	(992,987)

	PRINCIPAL		NET ASSETS – 100.0%	$207,571,179
	AMOUNT

U.S. TREASURY OBLIGATIONS – 2.4%
U.S Treasury Notes
†1.875%, due 9/30/04	$5,000,000	5,034,960

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,015,040)		5,034,960

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At December 31, 2002, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	A portion of these securities were on loan at December 31, 2002. Total market value of loaned securities at December 31, 2002 was $4,495,930.
[e]	Securities for which market quotations are no longer readily available represent 1.26% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2002.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2002 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $181,855,758. At December 31, 2002, net unrealized appreciation for all securities was $26,708,408, consisting of aggregate gross unrealized appreciation of $49,389,750 and aggregate gross unrealized depreciation of $22,681,342. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
38 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2002
ASSETS:
Investments at value (identified cost $175,280,505)		$203,135,166
Repurchase agreement (at cost and value)		5,429,000
Cash		765
Collateral from brokers on securities loaned		4,883,393
Receivable for investments sold		73,603
Receivable for dividends and interest		113,596
Prepaid expenses		6,875

Total Assets		213,642,398

LIABILITIES:
Payable for collateral on securities loaned		4,883,393
Payable for investments purchased		812,735
Payable for investment advisory fee		225,816
Preferred dividends accrued but not yet declared		68,887
Accrued expenses		80,388

Total Liabilities		6,071,219

Net Assets		$207,571,179

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.75% Cumulative Preferred Stock – $0.001 per share; 1,600,000 shares outstanding		$1,600
Additional paid-in capital		39,998,400

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share		40,000,000

COMMON STOCK:
Par value of Common Stock – $0.001 per share; 17,842,058 shares outstanding (150,000,000 shares authorized)		17,842
Additional paid-in capital		136,080,965
Accumulated net realized gain on investments		3,686,600
Net unrealized appreciation on investments		27,854,661
Preferred dividends accrued but not yet declared		(68,889)

Net Assets applicable to Common Stock (net asset value per share – $9.39)		167,571,179

Net Assets		$207,571,179

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
	2002	2001

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,363,582)	$(775,205)
Net realized gain on investments	16,747,557	12,077,022
Net change in unrealized appreciation on investments	(38,936,315)	29,883,551

Net increase (decrease) in net assets from investment operations	(24,552,340)	41,185,368

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	(3,100,000)	(3,100,000)

Total distributions to Preferred Stockholders	(3,100,000)	(3,100,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments	(13,769,198)	(9,211,976)

Total distributions to Common Stockholders	(13,769,198)	(9,211,976)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	8,549,592	7,749,904

NET INCREASE (DECREASE) IN NET ASSETS	(32,871,946)	36,623,296
NET ASSETS:
Beginning of year	240,443,125	203,819,829

End of year	$207,571,179	$240,443,125

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 39

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2002
INVESTMENT INCOME:
Income:
Dividends	$1,031,310
Interest	383,031

Total income	1,414,341

Expenses:
Investment advisory fees	3,212,647
Stockholder meeting costs	305,681
Custody and transfer agent fees	123,117
Directors’ fees	60,581
Administrative and office facilities expenses	60,521
Stockholder reports	55,912
Professional fees	43,964
Other expenses	65,500

Total expenses	3,927,923
Fees waived by investment advisor	(150,000)

Net expenses	3,777,923

Net investment income (loss)	(2,363,582)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	16,747,557
Net change in unrealized appreciation on investments	(38,936,315)

Net realized and unrealized gain (loss) on investments	(22,188,758)

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$(24,552,340)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Years ended December 31,

	2002	2001	2000	1999	1998

NET ASSET VALUE, BEGINNING OF PERIOD	$11.83	$10.14	$11.00	$10.06	$10.84

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.13)	(0.05)	0.09	0.12	0.13
Net realized and unrealized gain (loss) on investments	(1.29)	2.57	1.23	1.35	(0.36)

Total investment operations	(1.42)	2.52	1.32	1.47	(0.23)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	(0.01)	(0.05)	(0.06)
Net realized gain on investments	(0.18)	(0.19)	(0.22)	(0.18)	(0.18)

Total distributions to Preferred Stockholders	(0.18)	(0.19)	(0.23)	(0.23)	(0.24)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	(0.09)	(0.06)	(0.07)
Net realized gain on investments	(0.80)	(0.57)	(1.63)	(0.21)	(0.22)

Total distributions to Common Stockholders	(0.80)	(0.57)	(1.72)	(0.27)	(0.29)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.07)	(0.23)	(0.03)	(0.02)

Total capital stock transactions	(0.04)	(0.07)	(0.23)	(0.03)	(0.02)

NET ASSET VALUE, END OF PERIOD	$9.39	$11.83	$10.14	$11.00	$10.06

MARKET VALUE, END OF PERIOD	$8.44	$10.50	$8.625	$9.00	$8.875

TOTAL RETURN(a):
Market Value	(12.7)%	28.8%	15.3%	4.5%	(9.4)%
Net Asset Value	(13.8)%	23.4%	10.9%	12.7%	(4.1)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.96%	1.78%	1.32%	1.27%	1.18%
Management fee expense	1.59%	1.57%	1.08%	0.91%	0.80%
Other operating expenses	0.37%	0.21%	0.24%	0.36%	0.38%
Net investment income (loss)	(1.23)%	(0.43)%	0.74%	1.20%	1.21%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$207,571	$240,443	$203,820	$191,269	$175,495
Portfolio Turnover Rate	39%	27%	49%	49%	44%
PREFERRED STOCK:
Total shares outstanding	1,600,000	1,600,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$129.73	$150.28	$127.39	$119.54	$109.68
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.91	$25.30	$23.08	$24.67	$25.40

(a)  The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b) Expense ratios based on total average net assets were 1.62%, 1.46%, 1.06%, 0.98% and 0.92% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c)  Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 2.04%, 1.81%, 1.44% and 1.24% for the periods ended December 31, 2002, 2001, 1999 and 1998, respectively.

(d) The average of month-end market values during the period.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 41

ROYCE MICRO-CAP TRUST, INC. NOTES TO FINANCIAL STATEMENTS
Summary of Significant Accounting Policies:

      Royce Micro-Cap Trust, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

      Effective April 25, 2002, the Fund adopted a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:

      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is Included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, Typically, and specifically at December 31, 2002, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

42 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE MICRO-CAP TRUST, INC. NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Capital Stock:

      The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 896,290 and 784,403 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2002 and 2001, respectively.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the year ended December 31, 2002, the Fund accrued and paid Royce advisory fees totaling $3,062,647, which is net of $150,000 voluntarily waived by Royce.

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2002 and 2001 was as follows:

Distributions paid from:	2002	2001

Ordinary income	$—	$3,817,946
Long-term capital gain	16,869,198	8,494,030

	$16,869,198	$12,311,976

As of December 31, 2002, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed long-term gain	$4,832,853
Unrealized appreciation	26,708,408
Accrued preferred distributions	(68,889)

	$31,472,372

THE ROYCE FUNDS ANNUAL REPORT 2002 | 43

ROYCE MICRO-CAP TRUST, INC. NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Purchases and Sales of Investment Securities:
For the year ended December 31, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $89,735,728 and $101,913,519, respectively.
Transactions in Shares of Affiliated Companies:

      An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2002:

	Purchases		Sales

Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income

Strategic Distribution	18,000	$109,695	122,000	$971,224	$674,038	—
Technical Communications	—	—	—	—	—	—

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.
      We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, PA January 15, 2003
44 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2002
COMMON STOCKS – 77.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 6.5%			Surgical Products and Devices – 2.2%
Apparel and Shoes – 1.5%			Arrow International	30,200	$1,228,234
Nautica Enterprises [a]	104,000	$1,155,440	†VISX [a]	50,000	479,000

Home Furnishing/Appliances – 1.1%					1,707,234
Natuzzi ADR [b]	83,800	851,408
			Total (Cost $10,273,863)		10,293,889
Sports and Recreation – 3.0%
†Callaway Golf [c]	100,000	1,325,000	Industrial Products – 12.5%
Monaco Coach [a]	61,350	1,015,342	Building Systems and Components – 3.0%
			Simpson Manufacturing [a]	70,000	2,303,000
		2,340,342
			Construction Materials – 3.1%
Other Consumer Products – 0.9%			Florida Rock Industries	63,350	2,410,467
Oakley [a]	69,100	709,657
			Machinery – 5.2%
Total (Cost $4,838,569)		5,056,847	Lincoln Electric Holdings	101,600	2,352,040
			Woodward Governor	40,000	1,740,000
Consumer Services – 4.6%
Direct Marketing – 1.9%					4,092,040
†Nu Skin Enterprises Cl. A	127,000	1,520,190
			Other Industrial Products – 1.2%
Retail Stores – 2.7%			Wescast Industries Cl. A	37,700	938,730
Big Lots [a]	89,400	1,182,762
Charming Shoppes [a]	216,000	902,880	Total (Cost $6,861,083)		9,744,237

		2,085,642	Industrial Services – 5.9%
			Commercial Services – 3.7%
Total (Cost $2,918,318)		3,605,832	Carlisle Holdings [a]	400,000	1,100,000
			Cornell Companies [a]	150,000	1,350,000
Financial Intermediaries – 6.8%			On Assignment [a]	50,000	426,000
Insurance – 6.2%
ProAssurance [a]	124,255	2,609,355			2,876,000
White Mountains Insurance Group [c]	4,000	1,292,000
Zenith National Insurance	39,800	936,096	Engineering and Construction – 2.2%
			†Dycom Industries [a]	132,500	1,755,625
		4,837,451
			Total (Cost $3,810,026)		4,631,625
Securities Brokers – 0.6%
E*TRADE Group [a,c]	100,000	486,000	Natural Resources – 13.1%
			Energy Services – 1.7%
Total (Cost $3,274,573)		5,323,451	Input/Output [a]	300,000	1,275,000

Financial Services – 2.3%			Oil and Gas – 4.4%
Insurance Brokers – 1.4%			Tom Brown [a]	68,800	1,726,880
Gallagher (Arthur J.) & Company	36,000	1,057,680	3TEC Energy [a]	120,000	1,702,800

Investment Management – 0.9%					3,429,680
†U.S. Global Investors Cl. A [a]	295,605	723,937
			Precious Metals and Mining – 7.0%
Total (Cost $913,723)		1,781,617	AngloGold ADR [b]	54,600	1,870,596
			†Glamis Gold [a,c]	150,000	1,701,000
Health – 13.2%			†Goldcorp	150,000	1,908,000
Drugs and Biotech – 8.2%
†Antigenics [a,c]	90,000	921,600			5,479,596
†Emisphere Technologies [a]	200,000	696,000
†Endo Pharmaceuticals Holdings [a]	200,000	1,539,800	Total (Cost $7,540,265)		10,184,276
†Gene Logic [a]	89,000	559,810
Lexicon Genetics [a]	150,000	709,500	Technology – 12.3%
†Perrigo [a]	87,300	1,060,695	Aerospace/Defense – 0.4%
†VIVUS [a,c]	250,000	932,500	Curtiss-Wright	4,800	306,336

		6,419,905	Components and Systems – 2.4%
			Dionex [a]	20,000	594,200
Health Services – 0.8%			Kronos [a]	12,750	471,623
Covance [a,c]	25,000	614,750	†REMEC [a]	200,000	776,000

Personal Care – 2.0%					1,841,823
Ocular Sciences [a]	100,000	1,552,000
			Distribution – 1.4%
			Richardson Electronics [c]	129,000	1,117,140

THE ROYCE FUNDS ANNUAL REPORT 2002 | 45

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS				DECEMBER 31, 2002

	SHARES	VALUE		PRINCIPAL AMOUNT	VALUE

Technology (continued)			CORPORATE BONDS – 2.9%
IT Services – 2.7%			†E*TRADE Group 6.00%
Perot Systems Cl. A [a]	133,600	$1,432,192	Conv. Sub. Note due 2/1/07	$3,000,000	$2,250,000
Syntel [a]	30,200	634,502
			TOTAL CORPORATE BONDS
		2,066,694	(Cost $2,147,894)		2,250,000

Semiconductors and Equipment – 0.8%			U.S. TREASURY OBLIGATIONS – 7.0%
Exar [a]	50,000	620,000	U.S. Treasury Notes
			7.25%, due 8/15/04	5,000,000	5,469,335
Software – 2.6%
JDA Software Group [a,c]	70,000	676,200	TOTAL U.S. TREASURY OBLIGATIONS
†Lightspan [a]	669,500	703,644	(Cost $5,047,341)		5,469,335
†Transaction Systems Architects Cl. A [a]	100,000	650,000
			REPURCHASE AGREEMENT – 12.8%
		2,029,844	State Street Bank & Trust Company,
			0.50% dated 12/31/02, due 1/2/03,
Telecommunication – 2.0%			maturity value $9,943,276
†Anaren [a,c]	140,000	1,232,000	(collateralized by U.S. Treasury Notes,
†Somera Communications [a,c]	130,000	351,000	5.00% due 8/15/11, valued at $10,145,560)
			(Cost $9,943,000)		9,943,000
		1,583,000
			TOTAL INVESTMENTS – 99.9%
Total (Cost $9,079,144)		9,564,837	(Cost $66,647,799)		77,848,946

TOTAL COMMON STOCKS			CASH AND OTHER ASSETS
(Cost $49,509,564)		60,186,611	LESS LIABILITIES – 0.1%		107,020

			NET ASSETS – 100%		$77,955,966

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at December 31, 2002. Total market value of loaned securities at December 31, 2002 was $1,242,139.
†	New additions in 2002.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2002 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $66,972,929. At December 31, 2002, net unrealized appreciation for all securities was $10,876,017, consisting of aggregate gross unrealized appreciation of $14,442,522 and aggregate gross unrealized depreciation of $3,566,505. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2002
ASSETS:
Investments at value (identified cost $56,704,799)	$67,905,946
Repurchase agreement (at cost and value)	9,943,000
Cash	333
Collateral from brokers on securities loaned	1,295,145
Receivable for dividends and interest	240,052
Prepaid expenses	2,423

Total Assets	79,386,899

LIABILITIES:
Payable for collateral on securities loaned	1,295,145
Payable for investment advisory fee	49,620
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	53,056

Total Liabilities	1,430,933

Net Assets	$77,955,966

ANALYSIS OF NET ASSETS:
PREFERRED STOCK:
Par value of 7.45% Cumulative Preferred Stock - $0.001 per share; 800,000 shares outstanding	$800
Additional paid-in capital	19,999,200

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	20,000,000

COMMON STOCK:
Par value of Common Stock - $0.001 per share; 9,241,025 shares outstanding (100,000,000 shares authorized)	9,241
Additional paid-in capital	45,713,027
Accumulated net realized gain on investments	1,065,663
Net unrealized appreciation on investments	11,201,147
Preferred dividends accrued but not yet declared	(33,112)

Net Assets applicable to Common Stock (net asset value per share -$6.27)	57,955,966

Net Assets	$77,955,966

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended December 31, 2002	Year ended December 31, 2001

INVESTMENT OPERATIONS:
Net investment income (loss)	$(103,396)	$431,263
Net realized gain on investments	1,317,847	2,603,772
Net change in unrealized appreciation on investments	(8,047,125)	4,458,997

Net increase (decrease) in net assets from investment operations	(6,832,674)	7,494,032

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(272,620)	(321,840)
Net realized gain on investments	(1,217,380)	(1,168,160)

Total distributions to Preferred Stockholders	(1,490,000)	(1,490,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(150,865)	(272,127)
Net realized gain on investments	(673,654)	(987,720)

Total distributions to Common Stockholders	(824,519)	(1,259,847)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	449,516	976,135

NET INCREASE (DECREASE) IN NET ASSETS	(8,697,677)	5,720,320
NET ASSETS:
Beginning of year	86,653,643	80,933,323

End of year (including undistributed net investment income of $423,485 in 2001)	$77,955,966	$86,653,643

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 47

ROYCE FOCUS TRUST, INC.
STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2002
INVESTMENT INCOME:
Income:
Interest	$684,730
Dividends	400,374

Total income	1,085,104

Expenses:
Investment advisory fees	833,072
Stockholder meeting costs	212,505
Custody and transfer agent fees	73,880
Professional fees	34,460
Stockholder reports	37,213
Directors’ fees	34,053
Administrative and office facilities expenses	21,538
Other expenses	59,038

Total expenses	1,305,759
Fees waived by investment adviser	(117,259)

Net expenses	1,188,500

Net investment income (loss)	(103,396)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,317,847
Net change in unrealized appreciation on investments	(8,047,125)

Net realized and unrealized gain (loss) on investments	(6,729,278)

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$(6,832,674)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2002	2001	2000	1999	1998

NET ASSET VALUE, BEGINNING OF PERIOD	$7.28	$6.77	$5.94	$5.63	$6.04

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.05	0.12	0.08	0.12
Net realized and unrealized gain (loss) on investments	(0.74)	0.79	1.26	0.58	(0.35)

Total investment operations	(0.75)	0.84	1.38	0.66	(0.23)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.03)	(0.04)	(0.03)	(0.01)	(0.16)
Net realized gain on investments	(0.13)	(0.13)	(0.14)	(0.17)	(0.02)

Total distributions to Preferred Stockholders	(0.16)	(0.17)	(0.17)	(0.18)	(0.18)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.02)	(0.03)	(0.06)	(0.01)	—
Net realized gain on investments	(0.07)	(0.11)	(0.28)	(0.14)	—

Total distributions to Common Stockholders	(0.09)	(0.14)	(0.34)	(0.15)	—

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.02)	(0.04)	(0.02)	—

Total capital stock transactions	(0.01)	(0.02)	(0.04)	(0.02)	—

NET ASSET VALUE, END OF PERIOD	$6.27	$7.28	$6.77	$5.94	$5.63

MARKET VALUE, END OF PERIOD	$5.56	$6.65	$5.69	$4.72	$4.88

TOTAL RETURN (a):
Market Value	(15.1)%	19.7%	27.9%	(0.3)%	(3.7)%
Net Asset Value	(12.5)%	10.0%	20.9%	8.7%	(6.8)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.88%	1.47%	1.44%	1.51%	1.62%
Management fee expense	1.13%	1.11%	1.00%	1.00%	1.14%
Other operating expenses	0.75%	0.36%	0.44%	0.51%	0.48%
Net investment income (loss)	(0.16)%	0.70%	1.93%	1.47%	1.95%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$77,956	$86,654	$80,933	$71,003	$67,457
Portfolio Turnover Rate	61%	54%	69%	60%	90%
PREFERRED STOCK:
Total shares outstanding	800,000	800,000	800,000	800,000	800,000
Asset coverage per share	$97.44	$108.32	$101.17	$88.75	$84.32
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d)	$25.64	$25.09	$22.23	$24.00	$25.16

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets were 1.43%, 1.11%, 1.05%, 1.06% and 1.16% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 2.06%, 1.69%, 1.81%, 1.93% and 1.88% for the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively.
(d)	The average of month-end market values during the period.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 49

ROYCE FOCUS TRUST, INC. NOTES TO FINANCIAL STATEMENTS
Summary of Significant Accounting Policies:

      Royce Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

      Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:

      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

      Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:

      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily, typically, and specifically at December 31, 2002, in a registered money market fund, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

50 | THE ROYCE FUNDS ANNUAL REPORT 2002

ROYCE FOCUS TRUST, INC. NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Capital Stock:

      The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
      Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
      The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
      The Fund issued 79,701 and 162,419 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2002 and 2001, respectively.

Investment Advisory Agreement:

      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the year ended December 31, 2002, the Fund accrued and paid Royce advisory fees totaling $715,813, which is net of $117,259 voluntarily waived by Royce.

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2002 and 2001 was as follows:

Distributions paid from:	2002	2001

Ordinary income	$423,485	$593,967
Long-term capital gain	1,891,034	2,155,880

	$2,314,519	$2,749,847

As of December 31, 2002, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed long-term gain	$1,390,793
Unrealized appreciation	10,876,017
Accrued preferred distributions	(33,112)

	$12,233,698

Purchases and Sales of Investment Securities:
For the year ended December 31, 2002, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $43,961,561 and $47,800,885, respectively.
THE ROYCE FUNDS ANNUAL REPORT 2002 | 51

ROYCE FOCUS TRUST, INC.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.
      We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, PA January 15, 2003
52 | THE ROYCE FUNDS ANNUAL REPORT 2002

POSTSCRIPT

BOWLED OVER OR DON’T BELIEVE THE HYPE

     This time of year marks not only the end of the holiday season, but also the merciful conclusion of the College Bowl season. Rather than utilize a logical and sensible playoff system as other college and all professional team sports do, the NCAA continues to allow an increasing number of football games that only makes choosing the best team or teams in the country a muddled prospect at best. The 2002-03 season featured no less than 56 teams playing in 28 contests that stretched from the hallowed New Orleans Bowl on December 17 — featuring the storied squads of North Texas and Cincinnati — through January 3, when Ohio State squared off against Miami in what most observers agree was the true championship game.
     But the problems with the bowl game system go far beyond the mediocre teams competing in meaningless games for the sake of raking in a few extra dollars. More serious is the lack of any playoffs and a true championship game. The absence of playoffs results in the famously complicated process during the end of the college football season in which a host of computer screens and models, which would confound even the most tech-savvy stock analyst, are deployed to determine just who the best teams are. And, of course, many of them disagree. Sponsors of the bowl system insist that this is part of the fun and, besides, it’s tradition.
     The rankings also create more problems than they settle. Team A beat Team B, but lost to Team C, who beat Team B, and don’t even think about bringing Team D into the mix because they beat Team A, but lost to B and tied C. So who’s Number One? There’s usually no universal answer. Which might be what the people who run the inaptly named Bowl Championship Series want. As long as no clear winner emerges, sponsors can claim that their bowl game participants are really the best, despite what the various other ranking systems say. It’s left to sports fans to argue endlessly, year after year, about who the best teams were until a playoff system is put in place.
     We see the same problem everywhere. Each pain reliever on the market — the varieties of aspirin, ibuprofen, or acetaminophen — insists that it is the best, or comes out with a new version that contains 10% more of what we all thought it was full of in the first place. Every brand of laundry detergent removes the tough stains better than every other brand, and Pepsi tastes better than Coke, or is it the other way around?
     For years, the investment world has experienced its own version of the same problem. The search for unbiased research information on stocks has too often and for too long been a fruitless quest. This was made abundantly clear this past December when the nation’s largest securities firms agreed to pay fines totalling $1.4 billion in response to charges that they had misled the investment public with often phony research, extolling the virtues of several stocks that they knew were of dubious quality (Remember all those can’t miss Internet stocks from the late ’90s?).
     Our commitment to independent research has helped us to avoid some of these problems. When evaluating companies, we have generally preferred to keep our own counsel. The vast majority of our research is performed in house. We typically use outside research sources to gain background information or to confirm information that we’ve already compiled. Our portfolio managers and analysts pore over financial statements and reports, often generating debate about the virtues of a given company’s business, balance sheet, management, growth potential, or ability to recover from financial and/or economic adversity.
     As value investors, our habit has been to remain insulated from the hype that affects so much of the investment world, and in fact we have profited at times from the hard fall and subsequent rebound of former Wall Street darlings that survived for a profitable second act. Even then, however, we chose to rely on our own judgement. When attempting to determine the quality of a stock, we would rather have ourselves to blame instead of the investment equivalent of one of those third-party computer models that picks the “real” college football champion. Just as arguments about the best college football team, or soft drink, or laundry detergent can only be made more impossible to settle with more hype, we think it’s better to stick to what we think we do best — using our own resources to find what we think are great small- and micro-cap companies.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $8.3 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes four Portfolio Managers and a Managing Director, as well as nine analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $42 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies (800) 221-4268 EQUISERVE Transfer Agent and Registrar (800) 426-5523	BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com